UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01241

Eaton Vance Growth Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Annual Report August 31, 2008

EATON VANCE
ASIAN
SMALL
COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of August 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Christopher Darling

Co-Portfolio Manager

Ng Guan Mean, CFA

Co-Portfolio Manager

Economic and Market Conditions

•

As the Fund’s fiscal year began, the Asian markets were near the top of a dramatic multi-year rally. In September and October, markets rose on the strength of good corporate earnings, increasing intra-regional trade, expanding consumer activity, rising infrastructure development and a continuing surge of foreign investment. By late October, many local markets had reached record highs. However, following the sustained advance and amid historically high valuations, the market climate had grown increasingly volatile. In addition, the rally was not as broad-based as past advances, as investors focused predominantly on large-cap stocks.

•

The Asian markets lost momentum in the fourth quarter of 2007. Volatility increased further in early 2008 amid concerns about the expanding global credit crisis and its potential impact on capital markets. While the markets rallied briefly from mid-March through early May, credit concerns cut the rally short. Surging energy costs were an additional burden, exacerbated in some instances by government decisions to reduce or eliminate fuel subsidies, all of which contributed to inflation pressures. China, for example, saw its highest inflation rate in more than a decade. Amid decreasing liquidity, the sell-off of the Asian markets became more severe. China and Hong Kong registered especially large declines, with export-dependent Taiwan and Singapore also hurt by the economic slowdown in the U.S. and a fall in U.S. consumer demand. Other Asian market declines were somewhat less severe, as domestic demand limited the impact of slowing exports. Asian small-cap stocks generally underperformed the market averages, as investors increasingly opted for large-cap stocks in an uncertain economic climate.

Management Discussion

•

During the year, the Fund(1) continued to invest in equity securities of smaller companies located or traded in Asia, including companies management believes will benefit from the continued economic development of mainland China and the China region. The Fund’s largest country weightings at August 31, 2008 were Singapore, followed by Taiwan, China, Hong Kong and Thailand.

•

The Fund underperformed its benchmark – the Morgan Stanley Capital International (MSCI) All Country Asia ex Japan Small Cap Index – for the year ended August 31, 2008.(2) In a flight-to-quality amid the worsening global credit crisis, investors preferred the greater liquidity of large-cap stocks. As a result, the Fund’s small-cap universe was distinctly out of favor, which hurt the Fund’s performance relative to its broader-based benchmark. The Fund’s overweightings in the consumer discretionary and materials sectors further constrained relative performance.

•

Consumer discretionary stocks constituted the Fund’s worst-performing sector, in spite of continued profit growth. The Fund’s holdings declined dramatically during the period as, in many instances, the market failed to discriminate between stocks with earnings growth and those suffering in the global slowdown. For example, a Hong Kong-based retailer of casual shoes saw strong profit growth from its expansion in mainland China. Similarly, a Hong Kong-based distributor and logistics service company for consumer and health care products saw strong organic growth. Nonetheless, investors aggressively sold these stocks in spite of their sound fundamentals.

Eaton Vance Asian Small Companies Fund

Total Return Performance 8/31/07 – 8/31/08

Class A(2)	-44.18%
Class B(2)	-44.50
MSCI All Country Asia ex Japan Small Cap Index(3)	-29.32
MSCI All Country Asia ex Japan Index(3)	-17.77
Lipper Pacific Region Funds Average(3)	-17.86

See page 3 for more performance information.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)

The Fund currently invests in a separate registered investment company, Asian Small Companies Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

(3)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns reflect dividends net of foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

•

Information technology sector stocks were also poor performers. Export-dependent manufacturers of communications equipment in Singapore and Taiwan suffered from investor concerns that the weakening economic climate in the U.S. and Europe would slow demand for consumer electronics and telecom equipment. Similarly, software stocks were impacted by the uncertainties regarding capital spending plans of businesses in a slowing economy.

•

The materials sector turned in a mixed showing, generally detracting from performance. Containers and packaging companies performed poorly, as investors were concerned by the negative effects of a weak U.S. economy on export shipments. The Fund’s energy stocks also constrained performance somewhat. As energy prices surged to record levels, oil stocks suffered from speculation that the Chinese government would reduce subsidies paid to refiners. In contrast, cement manufacturers resisted the downtrend somewhat due to continued infrastructure-related demand.

•

Telecommunication services stocks were, by far, the strongest-performing sector in the Fund. The performance of mobile phone service providers was especially noteworthy, as they were believed to be insulated from the fading landline business. These companies attracted new subscribers through improving network coverage and the introduction of innovative interactive services.

•

In rare cases, some consumer-related stocks added marginally to performance. Tourism-related stocks, such as hotels and lodging companies, benefited from a relaxation of restrictions on travel to Taiwan. Some food companies were able to resist the market decline somewhat, as earnings rose with the continuing surge in prices for food commodities. A significant under-weighting in the financial sector helped performance slightly. The Fund pared its exposure to commercial banks and lending institutions, thus limiting its losses in the troubled financial sector.

Portfolio Composition

Top 10 Holdings(1)

By net assets

Raffles Education Corp., Ltd.	6.9%
CSE Global, Ltd.	6.6
Ezra Holdings, Ltd.	5.5
AMVIG Holdings, Ltd.	4.3
Fairwood Holdings, Ltd.	3.5
Ruentex Industries, Ltd.	3.5
China Green Holdings, Ltd.	3.4
Ports Design, Ltd.	3.3
Formosa International Hotels Corp.	3.3
Total Access Communication PCL	3.1

(1) Top 10 Holdings represented 43.4% of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

Country Weightings(2)

By net assets

(2) Reflects the Portfolio’s investments as of 8/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International (MSCI) All Country Asia ex Japan Small Cap Index, a small-cap index composed of the bottom 15% of the MSCI All Country Asia ex Japan Index by market capitalization, excluding the bottom 1% of such Index, and the MSCI All Country Asia ex Japan Index, a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan. The Fund’s primary benchmark has changed to the MSCI All Country Asia ex Japan Small Cap Index in the belief that it is more representative of the Fund’s investment universe. In accordance with Securities and Exchange Commission regulations, we are including both indices in this report. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the MSCI All Country Asia ex Japan Small Cap Index and the MSCI All Country Asia ex Japan Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1)	Class A	Class B
Share Class Symbols	EVASX	EBASX
Average Annual Total Returns (at net asset value)
One Year	-44.18%	-44.50%
Five Years	10.34	9.78
Life of Fund†	18.25	11.67

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-47.40%	-46.95%
Five Years	9.05	9.52
Life of Fund†	17.53	11.67

†Inception dates: Class A: 3/1/99; Class B: 10/8/99.

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A	Class B
Gross Expense Ratio	2.04%	2.57%
Net Expense Ratio	1.99	2.52

(2)

Source: Prospectus dated 1/1/08. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would have been higher.

*

Source: MSCI, Inc. Class A of the Fund commenced operations on 3/1/99.
A $10,000 hypothetical investment at net asset value in Class B of the Fund on 10/8/99 would have been valued at $26,711 on 8/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns reflect dividends net of foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 – August 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value (3/1/08)	Ending Account Value (8/31/08)	Expenses Paid During Period* (3/1/08 – 8/31/08)
Actual
Class A	$1,000.00	$649.60	$9.21
Class B	$1,000.00	$647.60	$11.35
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.00	$11.24
Class B	$1,000.00	$1,011.40	$13.85

* Expenses are equal to the Fund's annualized expense ratio of 2.22% for Class A shares and 2.74% for Class B shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investment in Asian Small Companies Portfolio, at value (identified cost, $85,462,590)	$80,929,672
Receivable for Fund shares sold	13,409
Receivable from the manager and investment adviser to the Portfolio	3,726
Total assets	$80,946,807
Liabilities
Payable for Fund shares redeemed	$293,671
Payable to affiliate for distribution and service fees	43,700
Payable to affiliate for management fee	18,628
Accrued expenses	86,309
Total liabilities	$442,308
Net Assets	$80,504,499
Sources of Net Assets
Paid-in capital	$76,642,610
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	8,394,807
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(4,532,918)
Total	$80,504,499
Class A Shares
Net Assets	$61,394,701
Shares Outstanding	3,475,010
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.67
Maximum Offering Price Per Share (100 ÷ 94.25 of $17.67)	$18.75
Class B Shares
Net Assets	$19,109,798
Shares Outstanding	1,088,576
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$17.55
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $205,358)	$7,232,088
Interest allocated from Portfolio	12,859
Expenses allocated from Portfolio	(2,405,699)
Net investment income from Portfolio	$4,839,248
Expenses
Management fee	$491,179
Trustees' fees and expenses	2,027
Distribution and service fees Class A	734,370
Class B	368,260
Transfer and dividend disbursing agent fees	257,330
Printing and postage	42,900
Custodian fee	41,127
Registration fees	36,975
Legal and accounting services	25,626
Miscellaneous	10,772
Total expenses	$2,010,566
Deduct — Expense reduction by the manager and investment adviser to the Portfolio	$98,236
Total expense reductions	$98,236
Net expenses	$1,912,330
Net investment income	$2,926,918
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign capital gains taxes of $1,494,257	$16,982,460
Foreign currency transactions	(398,380)
Net realized gain	$16,584,080
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of decrease in accrued foreign capital gains taxes of $1,560,413	$(106,397,352)
Foreign currency	(6,397)
Net change in unrealized appreciation (depreciation)	$(106,403,749)
Net realized and unrealized loss	$(89,819,669)
Net decrease in net assets from operations	$(86,892,751)

See notes to financial statements
5

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations —
Net investment income	$2,926,918	$1,316,404
Net realized gain from investment and foreign currency transactions	16,584,080	20,492,215
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(106,403,749)	63,192,521
Net increase (decrease) in net assets from operations	$(86,892,751)	$85,001,140
Distributions to shareholders — From net investment income
Class A	$(1,546,088)	$(685,369)
Class B	(91,423)	—
From net realized gain Class A	(24,642,233)	(1,421,906)
Class B	(5,361,982)	(291,211)
Total distributions to shareholders	$(31,641,726)	$(2,398,486)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$20,413,239	$73,599,871
Class B	2,117,549	4,193,345
Net asset value of shares issued to shareholders in payment of distributions declared Class A	17,856,829	1,504,148
Class B	3,732,041	201,910
Cost of shares redeemed Class A	(114,247,772)	(104,611,624)
Class B	(11,352,281)	(9,876,327)
Net asset value of shares exchanged Class A	331,969	427,561
Class B	(331,969)	(427,561)
Redemption fees	20,258	52,394
Net decrease in net assets from Fund share transactions	$(81,460,137)	$(34,936,283)
Net increase (decrease) in net assets	$(199,994,614)	$47,666,371
Net Assets
At beginning of year	$280,499,113	$232,832,742
At end of year	$80,504,499	$280,499,113
Accumulated undistributed net investment income included in net assets
At end of year	$—	$404,476

See notes to financial statements
6

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2008(1)	2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$36.150	$26.440	$18.900	$17.250		$15.520
Income (loss) from operations
Net investment income (loss)	$0.468	$0.182	$0.246	$0.115		$(0.035)
Net realized and unrealized gain (loss)	(14.502)	9.814	7.297	4.949		2.186
Total income (loss) from operations	$(14.034)	$9.996	$7.543	$5.064		$2.151
Less distributions
From net investment income	$(0.262)	$(0.095)	$(0.015)	$—		$(0.077)
From net realized gain	(4.187)	(0.197)	—	(3.416)		(0.350)
Total distributions	$(4.449)	$(0.292)	$(0.015)	$(3.416)		$(0.427)
Redemption fees	$0.003	$0.006	$0.012	$0.002		$0.006
Net asset value — End of year	$17.670	$36.150	$26.440	$18.900		$17.250
Total Return(2)	(44.18)%	37.99%	39.99%	33.53%		13.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$61,395	$232,415	$192,929	$52,018		$29,002
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.10%	1.99%	2.17%	2.44	%(5)	2.50%
Net investment income (loss)	1.58%	0.54%	1.00%	0.65%		(0.19)%
Portfolio Turnover of the Portfolio	38%	37%	33%	96%		120%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, less than 0.005%.

(5)  The investment adviser to the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). The manager and/or distributor voluntarily waived a portion of its management fee and/or distribution fee (equal to 1.07% of average daily net assets for the year ended August 31, 2003). Absent these waivers, total return would be lower.

See notes to financial statements
7

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$35.930	$26.340		$18.910	$19.940		$18.200
Income (loss) from operations
Net investment income (loss)	$0.328	$(0.000	)(2)	$0.119	$0.016		$(0.118)
Net realized and unrealized gain (loss)	(14.453)	9.781		7.300	5.249		2.566
Total income (loss) from operations	$(14.125)	$9.781		$7.419	$5.265		$2.448
Less distributions
From net investment income	$(0.071)	$—		$—	$—		$(0.065)
From net realized gain	(4.187)	(0.197)		—	(6.299)		(0.645)
Total distributions	$(4.258)	$(0.197)		$—	$(6.299)		$(0.710)
Redemption fees	$0.003	$0.006		$0.011	$0.004		$0.002
Net asset value — End of year	$17.550	$35.930		$26.340	$18.910		$19.940
Total Return(3)	(44.50)%	37.26%		39.29%	32.88%		13.15%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$19,110	$48,084		$39,904	$12,158		$7,938
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.64%	2.52%		2.68%	2.94	%(7)	3.00%
Net investment income (loss)	1.14%	(0.00	)%(6)	0.49%	0.09%		(0.56)%
Portfolio Turnover of the Portfolio	38%	37%		33%	96%		120%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Amount represents less than $(0.0005) per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Excludes the effect of custody fee credits, if any, less than 0.005%.

(6)  Amount represents less than (0.005)%.

(7)  The investment adviser to the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). The manager and/or distributor voluntarily waived a portion of its management fee and/or distribution fee (equal to 1.09% of average daily net assets for the year ended August 31, 2003). Absent these waivers, total return would be lower.

See notes to financial statements
8

Eaton Vance Asian Small Companies Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Effective May 9, 2008, the Fund was reopened to new accounts. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (51.5% at August 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements

9

Eaton Vance Asian Small Companies Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex–dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended August 31,
	2008	2007
Distributions declared from:
Ordinary income	$1,637,511	$685,369
Long-term capital gains	$30,004,215	$1,713,117

During the year ended August 31, 2008, accumulated undistributed net realized gain was increased by $1,693,883 and accumulated undistributed net investment income was decreased by $1,693,883 due to differences between book and tax accounting, primarily for foreign capital gains taxes and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$8,793,792
Net unrealized depreciation	$(4,931,903)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations.

3  Management Fee and Other Transactions
  with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2008, the management fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $491,179. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually of the Fund's average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $98,236 of the Fund's operating expenses for the year ended August 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2008, EVM earned $14,349 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $11,462 as its portion of the sales charge on sales of Class A shares for the year ended

10

Eaton Vance Asian Small Companies Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

August 31, 2008. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% (0.20% while the Fund was closed to new accounts) of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD's distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from Lloyd George's own resources, not Fund assets. For the year ended August 31, 2008, the Fund paid or accrued to EVD $438,191 and $276,195 for Class A and Class B shares, respectively, representing 0.27% and 0.75% of the average daily net assets of Class A and Class B shares, respectively. At August 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $527,000.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2008 amounted to $296,179 and $92,065 for Class A and Class B shares, respectively, representing 0.19% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2008, the Fund was informed that EVD received approximately $25,000 and $203,000 of CDSCs paid by Class A and Class B shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $22,993,621 and $138,124,563, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

11

Eaton Vance Asian Small Companies Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2008	2007
Sales	645,648	2,155,386
Issued to shareholders electing to receive payments of distributions in Fund shares	569,596	47,705
Redemptions	(4,181,537)	(3,082,674)
Exchange from Class B shares	12,469	12,393
Net decrease	(2,953,824)	(867,190)
	Year Ended August 31,
Class B	2008	2007
Sales	68,219	127,280
Issued to shareholders electing to receive payments of distributions in Fund shares	119,349	6,420
Redemptions	(424,659)	(297,850)
Exchange to Class A shares	(12,537)	(12,449)
Net decrease	(249,628)	(176,599)

For the years ended August 31, 2008 and August 31, 2007, the Fund received $20,258 and $52,394, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

12

Eaton Vance Asian Small Companies Fund as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Growth Trust and Shareholders
of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

13

Eaton Vance Asian Small Companies Fund as of August 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gain dividends.

Qualified Dividend Income. The Fund designates approximately $7,437,299, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $205,358 and recognized foreign source income of $7,437,446.

Capital Gain Dividends. The Fund designates $30,004,215 as a capital gain dividend.

14

Asian Small Companies Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.6%
Security	Shares	Value
China — 15.7%
Containers & Packaging — 4.3%
AMVIG Holdings, Ltd.	7,624,000	$6,823,364
		$6,823,364
Electronic Equipment, Instruments & Components — 1.0%
China Automation Group, Ltd.	4,844,000	$1,547,654
		$1,547,654
Food Products — 3.3%
China Green Holdings, Ltd.	5,940,000	$5,255,586
		$5,255,586
Personal Products — 2.7%
Beauty China Holdings, Ltd.	10,814,000	$4,259,680
		$4,259,680
Software — 1.5%
China Digital TV Holding Co., Ltd. ADR(1)	249,800	$2,333,132
		$2,333,132
Textiles, Apparel & Luxury Goods — 2.9%
China Eratat Sports Fashion, Ltd.(1)	16,532,000	$2,045,678
China Zaino International, Ltd.(1)	8,590,000	2,520,665
		$4,566,343
Total China (identified cost $26,595,610)		$24,785,759
Hong Kong — 14.1%
Chemicals — 2.3%
Huabao International Holdings, Ltd.	4,905,000	$3,598,264
		$3,598,264

Security	Shares	Value
Distributors — 3.0%
Integrated Distribution Services Group, Ltd.	1,930,000	$2,770,746
Xinyu Hengdeli Holdings, Ltd.	5,936,000	1,961,124
		$4,731,870
Hotels, Restaurants & Leisure — 3.5%
Fairwood Holdings, Ltd.	5,326,000	$5,528,535
		$5,528,535
Textiles, Apparel & Luxury Goods — 5.3%
Peace Mark Holdings, Ltd.	14,298,000	$2,747,942
Ports Design, Ltd.	2,068,000	5,169,059
Walker Group Holdings, Ltd.	4,352,000	375,944
		$8,292,945
Total Hong Kong (identified cost $17,344,277)		$22,151,614
India — 1.0%
Software — 1.0%
ICSA India, Ltd.	204,249	$1,606,578
		$1,606,578
Total India (identified cost $1,758,401)		$1,606,578
Malaysia — 3.5%
Construction Materials — 0.5%
Lafarge Malayan Cement BHD	647,740	$874,913
		$874,913
Electronic Equipment, Instruments & Components — 2.1%
Uchi Technologies BHD	7,491,300	$3,262,639
		$3,262,639

See notes to financial statements
15

Asian Small Companies Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 0.9%
Kossan Rubber Industries BHD	1,911,400	$1,407,751
		$1,407,751
Total Malaysia (identified cost $8,655,987)		$5,545,303
Singapore — 25.7%
Air Freight & Logistics — 0.7%
Goodpack, Ltd.	1,081,875	$1,083,105
		$1,083,105
Computers & Peripherals — 0.7%
Unisteel Tech, Ltd.	843,000	$1,149,583
		$1,149,583
Construction & Engineering — 0.3%
Jasper Investments, Ltd.(1)	2,493,000	$528,832
		$528,832
Diversified Consumer Services — 6.9%
Raffles Education Corp., Ltd.	18,498,293	$10,893,726
		$10,893,726
Diversified Telecommunication Services — 0.6%
StarHub, Ltd.	456,000	$870,567
		$870,567
Electronic Equipment, Instruments & Components — 0.2%
Venture Corp., Ltd.	37,000	$262,669
		$262,669
Energy Equipment & Services — 7.1%
Ezra Holdings, Ltd.	6,834,520	$8,670,115
Swiber Holdings, Ltd.(1)	2,414,000	2,453,119
		$11,123,234
IT Services — 6.6%
CSE Global, Ltd.	15,276,500	$10,412,918
		$10,412,918

Security	Shares	Value
Machinery — 2.6%
Armstrong Industrial Corp., Ltd.	27,493,000	$4,067,000
		$4,067,000
Total Singapore (identified cost $25,167,068)		$40,391,634
South Korea — 2.1%
Diversified Consumer Services — 1.3%
MegaStudy Co., Ltd.	9,990	$2,091,263
		$2,091,263
Pharmaceuticals — 0.8%
Daewoong Pharmaceutical Co., Ltd.	19,078	$1,152,478
		$1,152,478
Total South Korea (identified cost $3,392,192)		$3,243,741
Taiwan — 21.5%
Chemicals — 2.4%
China Steel Chemical Corp.	1,495,200	$3,475,007
Taiwan Fertilizer Co., Ltd.	102,000	313,781
		$3,788,788
Commercial Banks — 2.9%
Ta Chong Bank Co., Ltd.(1)	17,537,000	$4,554,913
		$4,554,913
Electronic Equipment, Instruments & Components — 1.4%
Av Tech Corp.	487,950	$2,166,811
		$2,166,811
Hotels, Restaurants & Leisure — 3.3%
Formosa International Hotels Corp.	322,300	$5,155,953
		$5,155,953

See notes to financial statements
16

Asian Small Companies Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Household Durables — 1.8%
Chong Hong Construction Co., Ltd.	1,809,465	$2,872,703
		$2,872,703
Machinery — 1.2%
Awea Mechantronic Co., Ltd.	1,266,430	$1,792,559
		$1,792,559
Metals & Mining — 2.8%
Feng Hsin Iron & Steel Co.	1,136,500	$2,184,445
Tung Ho Steel Enterprise Corp.	1,684,000	2,217,387
		$4,401,832
Real Estate Management & Development — 2.2%
Huaku Development Co., Ltd.(1)	1,407,000	$3,491,597
		$3,491,597
Textiles, Apparel & Luxury Goods — 3.5%
Ruentex Industries, Ltd.	6,861,000	$5,523,443
		$5,523,443
Total Taiwan (identified cost $41,292,014)		$33,748,599
Thailand — 10.0%
Consumer Finance — 2.6%
Thanachart Capital Public Co., Ltd.	11,862,600	$4,088,162
		$4,088,162
Food Products — 1.8%
Thai Vegetable Oil Public Co., Ltd.	4,653,400	$2,894,784
		$2,894,784
Household Durables — 0.4%
Lalin Property Public Co., Ltd.	12,929,200	$672,137
		$672,137
Water Utilities — 2.1%
Thai Tap Water Supply PCL(1)	23,078,600	$3,329,681
		$3,329,681

Security	Shares	Value
Wireless Telecommunication Services — 3.1%
Total Access Communication PCL	3,801,000	$4,827,270
		$4,827,270
Total Thailand (identified cost $16,747,751)		$15,812,034
Total Common Stocks (identified cost $140,953,300)		$147,285,262
Total Investments — 93.6% (identified cost $140,953,300)		$147,285,262
Other Assets, Less Liabilities — 6.4%		$10,006,641
Net Assets — 100.0%		$157,291,903

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements
17

Asian Small Companies Portfolio as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investments, at value (identified cost, $140,953,300)	$147,285,262
Cash	5,096,681
Foreign currency, at value (identified cost, $2,671,004)	2,662,397
Receivable for investments sold	4,590,270
Dividends and interest receivable	1,063,157
Total assets	$160,697,767
Liabilities
Payable for investments purchased	$2,891,404
Payable to affiliate for investment adviser fee	106,874
Payable to affiliate for administration fee	36,209
Accrued foreign capital gains taxes	17,744
Accrued expenses	353,633
Total liabilities	$3,405,864
Net Assets applicable to investors' interest in Portfolio	$157,291,903
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$150,991,441
Net unrealized appreciation (computed on the basis of identified cost)	6,300,462
Total	$157,291,903

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends (net of foreign taxes, $379,141)	$15,992,930
Interest	27,714
Total investment income	$16,020,644
Expenses
Investment adviser fee	$3,313,363
Administration fee	1,103,279
Trustees' fees and expenses	14,848
Custodian fee	773,246
Legal and accounting services	71,292
Interest expense and fees	111,225
Miscellaneous	17,722
Total expenses	$5,404,975
Deduct — Reduction of custodian fee	$171
Total expense reductions	$171
Net expenses	$5,404,804
Net investment income	$10,615,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis), net of foreign capital gains taxes of $3,585,727	$43,940,342
Foreign currency transactions	(791,727)
Net realized gain	$43,148,615
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis), net of decrease in accrued foreign capital gains taxes of $3,736,114	$(238,754,732)
Foreign currency	(15,759)
Net change in unrealized appreciation (depreciation)	$(238,770,491)
Net realized and unrealized loss	$(195,621,876)
Net decrease in net assets from operations	$(185,006,036)

See notes to financial statements
18

Asian Small Companies Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income	$10,615,840	$9,031,788
Net realized gain from investment and foreign currency transactions	43,148,615	52,050,896
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(238,770,491)	129,722,092
Net increase (decrease) in net assets from operations	$(185,006,036)	$190,804,776
Capital transactions — Contributions	$26,693,621	$191,168,133
Withdrawals	(378,222,267)	(177,128,352)
Net increase (decrease) in net assets from capital transactions	$(351,528,646)	$14,039,781
Net increase (decrease) in net assets	$(536,534,682)	$204,844,557
Net Assets
At beginning of year	$693,826,585	$488,982,028
At end of year	$157,291,903	$693,826,585

See notes to financial statements
19

Asian Small Companies Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2008	2007	2006	2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.22%	1.14%	1.20%	1.27	%(1)	1.35%
Net investment income	2.39%	1.42%	2.01%	1.76%		0.99%
Portfolio Turnover	38%	37%	33%	96%		120%
Total Return	(43.66)%	39.14%	41.33%	35.07%		15.00%
Net assets, end of year (000's omitted)	$157,292	$693,827	$488,982	$171,610		$113,825

(1)  The investment adviser waived a portion of the investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

(2)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements
20

Asian Small Companies Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2008, Eaton Vance Asian Small Companies Fund held a 51.5% interest in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held a 48.5% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized

21

Asian Small Companies Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in the net realized gain (loss) on investments.

As of August 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.70% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2008, the adviser fee was 0.75% of the Portfolio's average daily net assets and amounted to $3,313,363. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets up to $500 million, 0.233% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2008, the administration fee was 0.25% of the Portfolio's average daily net assets and amounted to $1,103,279.

Except for Trustees of the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $169,387,988 and $518,746,871, respectively, for the year ended August 31, 2008.

22

Asian Small Companies Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$140,953,300
Gross unrealized appreciation	$36,377,499
Gross unrealized depreciation	(30,045,537)
Net unrealized appreciation	$6,331,962

The net unrealized depreciation on foreign currency and foreign currency transactions, including foreign capital gains taxes, at August 31, 2008 on a federal income tax basis was $31,500.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Average borrowings and the average interest rate for the year ended August 31, 2008 were $2,980,055 and 3.65%, respectively.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

23

Asian Small Companies Portfolio as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the "Portfolio"), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

24

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Asian Small Companies Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Asian Small Companies Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission.

26

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

27

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Darling, Kerr, Lloyd George and Ng is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Exceutive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

28

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hostings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1996	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Christopher Darling(2) 6/9/64	Vice President of the Portfolio	Since 2008	Director of Research of Lloyd George (since 2007). Previously an equity sales person at Fox-Pitt Kelton in London (2005-2006), an investment consultant (2004) and a portfolio manager at Lombard Odier Darier Hentsch & Cie in London (1995-2003). Officer of 2 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1996	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Guan Mean Ng(2) 10/16/74	Vice President of the Portfolio	Since 2008	Portfolio Manager at Lloyd George (since 2007). Previously, a portfolio manager at DBS Asset Management (2006-2007) and an assistant investment manager at the Asia Life Assurance Society Limited (2000-2006). Officer of 1 registered investment company managed by Eaton Vance or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(3)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Messrs. Darling, Kerr, Lloyd George and Ng is Suite 3808, One Exchange Square, Central, Hong Kong.

(3)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

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Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited

Suite 3808, One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

405-10/08  ASSRC

Annual Report August 31, 2008

EATON VANCE
GREATER CHINA
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of August 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Pamela Chan

Portfolio Manager

Economic and Market Conditions

•

At the outset of the Fund’s fiscal year, the China region stock markets were exceptionally strong, boosted by good earnings growth and by increased liquidity due to the Chinese government’s plans to permit investment in local foreign markets. However, the rally was abruptly cut short in November amid fears of inflation, higher interest rates and signs of a global slow-down. The Chinese government mandated that banks tighten lending in the fourth quarter of 2007, as food and energy prices surged. Against the backdrop of higher inflation, very high stock valuations and concerns about a widening global credit crisis, the markets sold off dramatically. The China and Hong Kong markets continued to decline through the first quarter of 2008, while Taiwan managed a modest gain. Following the Bear Stearns rescue in March, the markets rebounded strongly in April and May. However, the upward momentum was short-lived and, with rising oil costs and the increasing threat of government intervention in the commodity markets, the market sell-off resumed. China was additionally hard-hit in May by a major earthquake in Sichuan province, which exacted a massive human and economic toll. The markets continued to drift lower through August, even as China hosted its strikingly successful Olympic games.

•

China was the worst-performing market in Greater China, as investors anticipated a slowing rate of growth from the torrid pace of the past four years. Hong Kong fared slightly better than China, helped by strong domestic consumption. However, the weakening U.S. economy weighed on the Hong Kong export economy. While buoyed somewhat by good domestic demand and rising technology sales to the mainland, the Taiwan market could not escape the fallout of a slowing global demand and declined significantly from its May highs.

Management Discussion

•

During the period, the Fund(1) continued to invest in the securities of companies management believes will benefit from the continued economic development of mainland China and the China region. The Fund’s largest country weighting at August 31, 2008 was in mainland China, followed by Hong Kong, Taiwan and Singapore. The Fund’s largest sector weightings were financials, consumer discretionary, information technology and telecommunication services.

•

The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index – a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan – for the year ended August 31, 2008. The primary reason for the Fund’s relative underperformance was an over-weighting in China, which declined more than 50% from January 1, 2008 through August 31, 2008 alone. The Fund’s overweightings in economically-sensitive areas, such as the materials and consumer discretionary sectors, also contributed to its underperformance.

•

In the consumer discretionary sector, retailing stocks were especially hard-hit, as investors were worried about the impact of a slower economy on consumer spending. Textile and apparel makers were impacted by the same concerns. Media stocks also were dragged lower in the overall market decline despite a surge in Olympic advertising revenues.

•

The Fund’s materials sector holdings turned in a mixed performance. China-based paper and packaging companies declined sharply amid concerns that slowing economies in the U.S. and Europe could curb shipments of consumer electronics. A Chinese cement manufacturer also performed poorly. Despite rising domestic construction demand for cement, margins were pressured by surging production costs, including

Eaton Vance Greater China Growth Fund

Total Return Performance 8/31/07 – 8/31/08

Class A(2)	-24.79%
Class B(2)	-25.13
Class C(2)	-25.12
MSCI Golden Dragon Index(3)	-16.30
Lipper China Region Funds Average(3)	-22.95

See page 3 for more performance information.

(1)

The Fund currently invests in a separate registered investment company, Greater China Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

(3)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

rising prices for coal, electricity and diesel. In contrast, fertilizer manufacturers performed well, as China remained the world’s largest consumer of fertilizer. Backed by rising food and fuel crop production, fertilizer prices continued to surge.

•

The Fund was significantly underweighted in the financial sector, and was selective in the commercial bank segment. Nonetheless, the Fund’s financial investments took a toll on performance. China-based property developers were notably poor performers, hurt by government restrictions on credit and higher taxes aimed at curbing speculation in the overheated property markets. As evidence of the sector slowdown, the volume of properties sold declined by 10% in the first half of 2008.

•

Telecommunication services stocks were again among the Fund’s better performers in this challenging climate, either posting gains or relatively modest losses. The companies continued to generate good subscriber growth and saw incremental growth from games and interactive services. A China-based for-profit education company also contributed to performance, benefiting from a sharp rise in student enrollment and a successful acquisition strategy.

•

An underweighting in the information technology sector helped relative performance. The Fund benefited from its limited exposure to hardware manufacturers, which have seen slackening demand in a weaker global economy. A China-based Internet services company was a leading performer for the Fund, as the company saw a surge in Olympics-related business.

Investment Philosophy

•

In selecting stocks, management seeks companies it believes will benefit from the economic development and growth of the People’s Republic of China, primarily in the China region. Management considers companies in a broad range of market capitalizations, including smaller companies. Management focuses on companies it believes will grow in value over time, regardless of short-term market fluctuations.

Portfolio Composition

Top 10 Holdings(1)

By net assets

China Mobile, Ltd.	6.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.8
Industrial and Commercial Bank of China, Ltd., Class H	3.6
New Oriental Education & Technology Group, Inc. ADR	3.3
Tencent Holdings, Ltd.	3.0
China Life Insurance Co., Ltd., Class H	3.0
Cheung Kong Holdings, Ltd.	3.0
Hon Hai Precision Industry Co., Ltd.	2.6
China Construction Bank, Class H	2.6
CNOOC, Ltd.	2.5

(1) Top 10 Holdings represented 34.0% of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

Sector Weightings(2)

By net assets

(2) Reflects the Portfolio’s investments as of 8/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Greater China Growth Fund as of August 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International (MSCI) Golden Dragon Index, a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. The MSCI Golden Dragon Index commenced on September 30, 1996; for the period from 9/30/96 -12/31/00, the MSCI Golden Dragon Index data were calculated using gross dividends, without consideration for taxes; from 12/31/00 - 8/31/08, the Index data were calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/00. The Index line on the chart reflects that adjustment. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Golden Dragon Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1)	Class A	Class B	Class C
Share Class Symbols	EVCGX	EMCGX	ECCGX

Average Annual Total Returns (at net asset value)
One Year	-24.79%	-25.13%	-25.12%
Five Years	19.52	18.95	18.93
Ten Years	13.76	13.12	13.08
Life of Fund†	6.67	5.17	2.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-29.10%	-28.68%	-25.83%
Five Years	18.12	18.75	18.93
Ten Years	13.09	13.12	13.08
Life of Fund†	6.27	5.17	2.55

† Inception Dates – Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93.

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Gross Expense Ratio	2.20%	2.70%	2.70%
Net Expense Ratio	2.15	2.65	2.65

(2)       Source: Prospectus dated 1/1/08. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would have been higher.

*

Source: MSCI, Inc. Class A of the Fund commenced operations on 10/28/92.

A $10,000 hypothetical investment at net asset value in Class B and Class C of the Fund on 8/31/98 would have been valued at $34,337 and $34,208, respectively, on 8/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent contractual expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater China Growth Fund as of August 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 – August 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater China Growth Fund

	Beginning Account Value (3/1/08)	Ending Account Value (8/31/08)	Expenses Paid During Period* (3/1/08 – 8/31/08)
Actual
Class A	$1,000.00	$786.70	$10.19
Class B	$1,000.00	$785.00	$12.43
Class C	$1,000.00	$785.00	$12.43
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.70	$11.49
Class B	$1,000.00	$1,011.20	$14.00
Class C	$1,000.00	$1,011.20	$14.00

* Expenses are equal to the Fund's annualized expense ratio of 2.27% for Class A shares, 2.77% for Class B shares and 2.77% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2008. The Example reflects expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater China Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investment in Greater China Growth Portfolio, at value (identified cost, $252,592,279)	$276,398,700
Receivable for Fund shares sold	253,024
Receivable from the manager and investment adviser to the Portfolio	12,064
Total assets	$276,663,788
Liabilities
Payable for Fund shares redeemed	$501,126
Payable to affiliate for distribution and service fees	158,901
Payable to affiliate for management fee	60,318
Accrued expenses	151,078
Total liabilities	$871,423
Net Assets	$275,792,365
Sources of Net Assets
Paid-in capital	$216,981,615
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	35,004,329
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	23,806,421
Total	$275,792,365
Class A Shares
Net Assets	$187,994,488
Shares Outstanding	8,063,785
Net Asset Value and Redemption Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$23.31
Maximum Offering Price Per Share (100 ÷ 94.25 of $23.31)	$24.73
Class B Shares
Net Assets	$33,850,136
Shares Outstanding	1,464,948
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$23.11
Class C Shares
Net Assets	$53,947,741
Shares Outstanding	2,338,941
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$23.07
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $343,875)	$7,138,749
Interest allocated from Portfolio	179,111
Expenses allocated from Portfolio	(4,809,837)
Net investment income from Portfolio	$2,508,023
Expenses
Management fee	$998,991
Trustees' fees and expenses	2,027
Distribution and service fees Class A	1,365,460
Class B	485,705
Class C	782,593
Transfer and dividend disbursing agent fees	658,263
Printing and postage	83,955
Registration fees	53,480
Custodian fee	31,964
Legal and accounting services	24,925
Miscellaneous	12,583
Total expenses	$4,499,946
Deduct — Expense reduction by the manager and investment adviser to the Portfolio	$199,961
Total expense reductions	$199,961
Net expenses	$4,299,985
Net investment loss	$(1,791,962)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$50,713,150
Foreign currency transactions	245,171
Net realized gain	$50,958,321
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(155,940,361)
Foreign currency	(59,277)
Net change in unrealized appreciation (depreciation)	$(155,999,638)
Net realized and unrealized loss	$(105,041,317)
Net decrease in net assets from operations	$(106,833,279)

See notes to financial statements
5

Eaton Vance Greater China Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment loss	$(1,791,962)	$(1,244,775)
Net realized gain from investment and foreign currency transactions	50,958,321	36,501,127
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(155,999,638)	134,470,268
Net increase (decrease) in net assets from operations	$(106,833,279)	$169,726,620
Distributions to shareholders — From net investment income Class A	$—	$(229,925)
From net realized gain Class A	(17,722,090)	—
Class B	(3,116,569)	—
Class C	(5,072,617)	—
Total distributions to shareholders	$(25,911,276)	$(229,925)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$99,273,486	$94,650,217
Class B	14,492,215	17,596,907
Class C	31,023,025	33,621,298
Net asset value of shares issued to shareholders in payment of distributions declared Class A	14,764,043	182,316
Class B	2,556,933	—
Class C	3,724,124	—
Cost of shares redeemed Class A	(111,636,690)	(70,022,440)
Class B	(14,138,342)	(11,617,907)
Class C	(34,028,268)	(18,943,204)
Net asset value of shares exchanged Class A	1,967,200	1,550,327
Class B	(1,967,200)	(1,550,327)
Redemption fees	121,181	58,025
Net increase in net assets from Fund share transactions	$6,151,707	$45,525,212
Net increase (decrease) in net assets	$(126,592,848)	$215,021,907
Net Assets
At beginning of year	$402,385,213	$187,363,306
At end of year	$275,792,365	$402,385,213

See notes to financial statements
6

Eaton Vance Greater China Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2008(1)	2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$32.700	$18.010	$14.590	$12.070		$10.210
Income (loss) from operations
Net investment income (loss)	$(0.090)	$(0.068)	$0.045	$0.124		$0.104
Net realized and unrealized gain (loss)	(7.353)	14.783	3.490	2.422		1.761
Total income (loss) from operations	$(7.443)	$14.715	$3.535	$2.546		$1.865
Less distributions
From net investment income	$—	$(0.030)	$(0.117)	$(0.029)		$(0.028)
From net realized gain	(1.956)	—	—	—		—
Total distributions	$(1.956)	$(0.030)	$(0.117)	$(0.029)		$(0.028)
Redemption fees	$0.009	$0.005	$0.002	$0.003		$0.023
Net asset value — End of year	$23.310	$32.700	$18.010	$14.590		$12.070
Total Return(2)	(24.79)%	81.80%	24.38%	21.13%		18.51%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$187,994	$274,135	$131,283	$88,860		$70,923
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.12%	2.15%	2.35%	2.47	%(4)	2.67%
Expenses after custodian fee reduction(3)	2.12%	2.15%	2.34%	2.36	%(4)	2.55%
Net investment income (loss)	(0.29)%	(0.28)%	0.27%	0.89%		0.88%
Portfolio Turnover of the Portfolio	48%	62%	49%	79%		124%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser to the Portfolio waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
7

Eaton Vance Greater China Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2008(1)	2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$32.580	$18.010	$14.590	$12.110		$10.260
Income (loss) from operations
Net investment income (loss)	$(0.240)	$(0.192)	$(0.037)	$0.060		$(0.120)
Net realized and unrealized gain (loss)	(7.283)	14.757	3.497	2.417		1.930
Total income (loss) from operations	$(7.523)	$14.565	$3.460	$2.477		$1.810
Less distributions
From net investment income	$—	$—	$(0.042)	$—		$—
From net realized gain	(1.956)	—	—	—		—
Total distributions	$(1.956)	$—	$(0.042)	$—		$—
Redemption fees	$0.009	$0.005	$0.002	$0.003		$0.040
Net asset value — End of year	$23.110	$32.580	$18.010	$14.590		$12.110
Total Return(2)	(25.13)%	80.90%	23.77%	20.49%		18.03%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$33,850	$48,913	$23,533	$16,935		$13,365
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.62%	2.65%	2.85%	2.97	%(4)	3.17%
Expenses after custodian fee reduction(3)	2.62%	2.65%	2.84%	2.86	%(4)	3.05%
Net investment income (loss)	(0.78)%	(0.79)%	(0.22)%	0.42%		(1.02)%
Portfolio Turnover of the Portfolio	48%	62%	49%	79%		124%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser to the Portfolio waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
8

Eaton Vance Greater China Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2008(1)	2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$32.520	$17.980	$14.580	$12.120		$10.280
Income (loss) from operations
Net investment income (loss)	$(0.245)	$(0.190)	$(0.026)	$0.066		$— (2)
Net realized and unrealized gain (loss)	(7.258)	14.725	3.482	2.418		1.806
Total income (loss) from operations	$(7.503)	$14.535	$3.456	$2.484		$1.806
Less distributions
From net investment income	$—	$—	$(0.058)	$(0.027)		$—
From net realized gain	(1.956)	—	—	—		—
Total distributions	$(1.956)	$—	$(0.058)	$(0.027)		$—
Redemption fees	$0.009	$0.005	$0.002	$0.003		$0.034
Net asset value — End of year	$23.070	$32.520	$17.980	$14.580		$12.120
Total Return(3)	(25.12)%	80.87%	23.78%	20.54%		17.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$53,948	$79,337	$32,547	$17,168		$11,026
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.62%	2.65%	2.85%	2.97	%(5)	3.17%
Expenses after custodian fee reduction(4)	2.62%	2.65%	2.84%	2.86	%(5)	3.05%
Net investment income (loss)	(0.80)%	(0.78)%	(0.15)%	0.48%		(0.01)%
Portfolio Turnover of the Portfolio	48%	62%	49%	79%		124%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Equal to less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser to the Portfolio waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
9

Eaton Vance Greater China Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders.

10

Eaton Vance Greater China Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENT CONT'D

The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex–dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended August 31,
	2008	2007
Distributions declared from:
Ordinary income	$1,437,155	$229,925
Long-term capital gains	$24,474,121	$—

During the year ended August 31, 2008, accumulated undistributed net realized gain was decreased by $1,448,087, accumulated net investment loss was decreased by $1,791,962 and paid-in capital was decreased by $343,875 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and foreign taxes. These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of August 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$34,550,789
Net unrealized appreciation	$24,259,961

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2008, the management fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $998,991. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually of the Fund's average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $199,961 of the Fund's operating expenses for the year ended August 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2008, EVM earned $34,175 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $222,806 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services

11

Eaton Vance Greater China Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENT CONT'D

to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD's distribution effort. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George's own resources, not Fund assets. For the year ended August 31, 2008, the Fund paid or accrued to EVD $918,119, $364,279 and $586,946 for Class A, Class B and Class C shares, respectively, representing 0.34%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At August 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,293,000 and $13,391,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2008 amounted to $447,341, $121,426 and $195,647 for Class A, Class B and Class C shares, respectively representing 0.16%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2008, the Fund was informed that EVD received approximately $99,000, $182,000 and $94,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $145,967,536 and $169,687,997, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

12

Eaton Vance Greater China Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENT CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2008	2007
Sales	2,916,959	3,838,737
Issued to shareholders electing to receive payments of distributions in Fund shares	416,006	8,014
Redemptions	(3,717,987)	(2,817,097)
Exchange from Class B shares	64,592	63,651
Net increase (decrease)	(320,430)	1,093,305
	Year Ended August 31,
Class B	2008	2007
Sales	423,591	725,608
Issued to shareholders electing to receive payments of distributions in Fund shares	72,455	—
Redemptions	(467,552)	(467,319)
Exchange to Class A shares	(64,991)	(63,762)
Net increase (decrease)	(36,497)	194,527
	Year Ended August 31,
Class C	2008	2007
Sales	897,813	1,372,572
Issued to shareholders electing to receive payments of distributions in Fund shares	105,709	—
Redemptions	(1,104,041)	(743,653)
Net increase (decrease)	(100,519)	628,919

For the years ended August 31, 2008 and August 31, 2007, the Fund received $121,181 and $58,025, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Greater China Growth Fund as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

14

Eaton Vance Greater China Growth Fund as of August 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gain dividends.

Qualified Dividend Income. The Fund designates approximately $7,482,624, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $343,875 and recognized foreign source income of $7,482,624.

Capital Gain Dividends. The Fund designates $24,474,121 as a capital gain dividend.

15

Greater China Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 91.7%
Security	Shares	Value
China — 49.6%
Commercial Banks — 7.0%
China Construction Bank, Class H	8,932,000	$7,239,097
China Merchants Bank Co., Ltd., Class H	639,000	2,130,644
Industrial and Commercial Bank of China, Ltd., Class H	14,461,000	9,901,446
		$19,271,187
Construction & Engineering — 1.4%
China Communications Construction Co., Ltd., Class H	2,250,000	$3,803,638
		$3,803,638
Construction Materials — 1.6%
Anhui Conch Cement Co., Ltd., Class H(1)	854,000	$4,414,964
		$4,414,964
Containers & Packaging — 1.4%
AMVIG Holdings, Ltd.	4,414,000	$3,950,463
		$3,950,463
Diversified Consumer Services — 3.3%
New Oriental Education & Technology Group, Inc. ADR(1)	122,000	$9,040,200
		$9,040,200
Diversified Telecommunication Services — 2.5%
China Communications Services Corp., Ltd., Class H	6,678,000	$5,415,078
China Netcom Group Corp. (HK), Ltd.	640,000	1,514,109
		$6,929,187
Electrical Equipment — 1.2%
Shanghai Electric Group Co., Ltd., Class H(1)	7,966,000	$3,279,620
		$3,279,620
Energy Equipment & Services — 1.3%
China Oilfield Services, Ltd., Class H	2,772,000	$3,687,557
		$3,687,557
Health Care Equipment and Supplies — 2.0%
Mindray Medical International, Ltd. ADR	139,300	$5,417,377
		$5,417,377

Security	Shares	Value
Insurance — 4.1%
China Insurance International Holdings Co., Ltd.	1,502,000	$3,109,536
China Life Insurance Co., Ltd., Class H	2,168,000	8,240,204
		$11,349,740
Internet Software & Services — 3.0%
Tencent Holdings, Ltd.	987,200	$8,377,539
		$8,377,539
Media — 1.5%
Focus Media Holding, Ltd. ADR(1)	131,300	$4,296,135
		$4,296,135
Metals / Mining — 0.7%
Zijin Mining Group Co., Ltd., Class H	2,850,000	$1,927,912
		$1,927,912
Multiline Retail — 2.0%
Parkson Retail Group, Ltd.	3,737,500	$5,360,965
		$5,360,965
Oil, Gas & Consumable Fuels — 5.6%
China Shenhua Energy Co., Ltd., Class H	1,195,000	$4,080,564
CNOOC, Ltd.	4,472,000	6,952,938
PetroChina Co., Ltd., Class H	3,514,000	4,504,888
		$15,538,390
Real Estate Management & Development — 2.5%
China Overseas Land & Investment, Ltd.	2,690,000	$4,468,053
Guangzhou R&F Properties Co., Ltd., Class H	1,392,000	2,408,703
		$6,876,756
Transportation Infrastructure — 1.9%
China Merchants Holdings International Co., Ltd.	1,392,000	$5,131,599
		$5,131,599
Wireless Telecommunication Services — 6.6%
China Mobile, Ltd.	1,614,000	$18,321,773
		$18,321,773
Total China (identified cost $112,826,204)		$136,975,002

See notes to financial statements
16

Greater China Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hong Kong — 22.2%
Chemicals — 1.5%
Huabao International Holdings, Ltd.	5,740,000	$4,210,813
		$4,210,813
Commercial Banks — 2.3%
Hang Seng Bank, Ltd.	322,500	$6,360,633
		$6,360,633
Data Processing & Outsourced Services — 0.3%
International Elite, Ltd.(1)	15,782,000	$889,725
		$889,725
Distributors — 2.9%
Integrated Distribution Services Group, Ltd.	2,551,000	$3,662,266
Li & Fung, Ltd.	1,424,000	4,329,989
		$7,992,255
Diversified Financial Services — 1.1%
Hong Kong Exchanges and Clearing, Ltd.	239,200	$3,089,807
		$3,089,807
Electric Utilities — 1.6%
CLP Holdings, Ltd.	534,000	$4,331,968
		$4,331,968
Real Estate Management & Development — 7.7%
Cheung Kong Holdings, Ltd.	574,000	$8,158,653
Kerry Properties, Ltd.	508,500	2,424,728
Sun Hung Kai Properties, Ltd.	459,000	6,258,554
Swire Pacific, Ltd. - Class A	455,000	4,544,753
		$21,386,688
Specialty Retail — 1.4%
Esprit Holdings, Ltd.	464,500	$3,834,498
		$3,834,498
Textiles, Apparel & Luxury Goods — 2.0%
Ports Design, Ltd.	2,191,500	$5,477,753
		$5,477,753

Security	Shares	Value
Transportation Infrastructure — 1.4%
Hopewell Holdings, Ltd.	1,011,000	$3,852,287
		$3,852,287
Total Hong Kong (identified cost $60,321,266)		$61,426,427
Singapore — 0.6%
Marine — 0.6%
Cosco Corp. Singapore, Ltd.	1,112,000	$1,780,895
		$1,780,895
Total Singapore (identified cost $2,688,549)		$1,780,895
Taiwan — 19.3%
Chemicals — 1.9%
Taiwan Fertilizer Co., Ltd.	1,744,000	$5,365,043
		$5,365,043
Commercial Banks — 0.7%
Chinatrust Financial Holding Co., Ltd.	3,005,000	$1,933,468
		$1,933,468
Computers & Peripherals — 1.2%
Asustek Computer, Inc.	1,407,613	$3,236,073
		$3,236,073
Diversified Telecommunication Services — 2.2%
Chunghwa Telecom Co., Ltd.	2,480,000	$6,148,034
		$6,148,034
Electronic Equipment, Instruments & Components — 2.6%
Hon Hai Precision Industry Co., Ltd.(1)	1,454,680	$7,297,453
		$7,297,453
Food & Staples Retailing — 1.6%
President Chain Store Corp.	1,454,000	$4,271,792
		$4,271,792

See notes to financial statements
17

Greater China Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.7%
Formosa International Hotels Corp.	289,979	$4,638,897
		$4,638,897
Insurance — 1.4%
Cathay Financial Holding Co., Ltd.	2,088,228	$3,992,629
		$3,992,629
Semiconductors & Semiconductor Equipment — 6.0%
Advanced Semiconductor Engineering, Inc.	3,646,525	$2,629,238
MediaTek, Inc.	288,200	3,309,288
Taiwan Semiconductor Manufacturing Co., Ltd.	5,712,819	10,522,061
		$16,460,587
Total Taiwan (identified cost $53,817,891)		$53,343,976
Total Common Stocks (identified cost $229,653,910)		$253,526,300
Total Investments — 91.7% (identified cost $229,653,910)		$253,526,300
Other Assets, Less Liabilities — 8.3%		$22,872,735
Net Assets — 100.0%		$276,399,035

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements
18

Greater China Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investments, at value (identified cost, $229,653,910)	$253,526,300
Cash	15,025,030
Foreign currency, at value (identified cost, $4,672,353)	4,614,426
Receivable for investments sold	3,342,372
Dividends and interest receivable	472,110
Total assets	$276,980,238
Liabilities
Payable to affiliate for investment adviser fee	$178,511
Payable to affiliate for administration fee	60,479
Accrued expenses	342,213
Total liabilities	$581,203
Net Assets applicable to investors' interest in Portfolio	$276,399,035
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$252,587,168
Net unrealized appreciation (computed on the basis of identified cost)	23,811,867
Total	$276,399,035

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends (net of foreign taxes, $343,876)	$7,138,757
Interest	179,111
Total investment income	$7,317,868
Expenses
Investment adviser fee	$3,001,297
Administration fee	1,000,304
Trustees' fees and expenses	14,821
Custodian fee	692,993
Legal and accounting services	74,401
Miscellaneous	26,925
Total expenses	$4,810,741
Deduct — Reduction of custodian fee	$903
Total expense reductions	$903
Net expenses	$4,809,838
Net investment income	$2,508,030
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$50,713,206
Foreign currency transactions	245,171
Net realized gain	$50,958,377
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(155,940,526)
Foreign currency	(59,277)
Net change in unrealized appreciation (depreciation)	$(155,999,803)
Net realized and unrealized loss	$(105,041,426)
Net decrease in net assets from operations	$(102,533,396)

See notes to financial statements
19

Greater China Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income	$2,508,030	$1,847,823
Net realized gain from investment and foreign currency transactions	50,958,377	36,501,170
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(155,999,803)	134,470,426
Net increase (decrease) in net assets from operations	$(102,533,396)	$172,819,419
Capital transactions — Contributions	$145,967,536	$145,264,135
Withdrawals	(169,687,997)	(102,948,549)
Net increase (decrease) in net assets from capital transactions	$(23,720,461)	$42,315,586
Net increase (decrease) in net assets	$(126,253,857)	$215,135,005
Net Assets
At beginning of year	$402,652,892	$187,517,887
At end of year	$276,399,035	$402,652,892

See notes to financial statements
20

Greater China Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2008	2007	2006	2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.20%	1.22%	1.29%	1.27	%(1)	1.34%
Expenses after custodian fee reduction	1.20%	1.22%	1.28%	1.18	%(1)	1.24%
Net investment income	0.63%	0.65%	1.35%	2.08%		1.70%
Portfolio Turnover	48%	62%	49%	79%		124%
Total Return	(24.07)%	83.42%	25.67%	22.54%		20.02%
Net assets, end of year (000's omitted)	$276,399	$402,653	$187,518	$122,758		$95,456

(1)  The investment adviser waived a portion of its investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

See notes to financial statements
21

Greater China Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio's investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2008, Eaton Vance Greater China Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2008, the Portfolio has no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio.

22

Greater China Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2008, the adviser fee was 0.75% of the Portfolio's average daily net assets and amounted to $3,001,297. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2008, the administration fee was 0.25% of the Portfolio's average daily net assets and amounted to $1,000,304.

Except for Trustees of the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $184,949,418 and $213,794,764, respectively, for the year ended August 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$229,653,910
Gross unrealized appreciation	$47,148,634
Gross unrealized depreciation	(23,276,244)
Net unrealized appreciation	$23,872,390

The net unrealized depreciation on foreign currency and foreign currency transactions at August 31, 2008 on a federal income tax basis was $60,523.

23

Greater China Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

Greater China Growth Portfolio as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Greater China Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

25

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Greater China Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater China Growth Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission.

27

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Kerr, Lloyd George and Ms. Chan is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Exceutive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center .	173	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

29

Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1992	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Pamela Chan(2) 2/7/57	Vice President of the Portfolio	Since 2002	Director of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1992	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(3)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Messrs. Kerr and Lloyd George, and Ms. Chan is Suite 3808, One Exchange Square, Central, Hong Kong.

(3)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited

Suite 3808, One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

406-10/08  CGSRC

Annual Report August 31, 2008

EATON VANCE
GLOBAL
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Growth Fund as of August 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Eaton Vance Management

Co-Portfolio Manager

Edward R. Allen, III, CFA

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

Thomas N. Hunt, III, CFA

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

Economic and Market Conditions

•

Broad equity markets declined during the year ended August 31, 2008 — a period of significant market volatility around the world. Troubles with subprime mortgages in the U.S., as well as record high oil prices, led to a downturn in the U.S. housing market and contributed to a global credit crunch and economic slowdown. Most of the world was affected by the U.S. subprime mortgage-led credit crisis, as the cost of capital increased around the globe and investors fled riskier assets. Global stock markets generally rebounded from an August 2007 sell-off to reach new highs in October 2007, only to turn more volatile, with large swings from January through March 2008. April and May saw a strong rally, but the surge lost steam in the summer of 2008 on renewed concerns of inflation and another down-turn in the U.S. financial sector.

•

The Morgan Stanley Capital International (MSCI) World Index’s (the “Index”) sector performance varied, but was generally down for the year ended August 31, 2008, with energy registering the Index’s only positive sector returns. The weakest-performing sectors were financials, consumer discretionary, industrials, and telecommunication services. Index-leading industries during the period included information technology services, biotechnology and life sciences tools & services. In contrast, industries such as thrifts and mortgage finance, consumer finance, diversified financial services and automobiles were among the year’s worst performers.(1)

Management Discussion

•

For the year ended August 31, 2008, the Fund(2) outperformed the Index and the average return of the Lipper Global Multi-Cap Growth Funds Classification.(1) The Fund’s outperformance was the result of solid stock picking in a difficult economic and market environment. The Fund’s U.S. holdings performed particularly well, relative to the Index, showing positive returns during a year in which all of the major indexes showed declines. These returns in the Fund were driven by selections in the energy, financials, information technology and industrials sectors. In addition, the Fund’s domestic holdings were underweighted in financials stocks, a decision that benefited performance because the sector performed so poorly. From an industry standpoint, the Fund’s U.S. stock performance was led by oil and gas consumables in the energy sector (the Fund’s oil and gas holdings nearly doubled during the period), semiconductor stocks in the information technology sector, and commercial bank stocks in the financials

Eaton Vance Global Growth Fund

Total Return Performance 8/31/07 – 8/31/08

Fund - Class A(3)	-4.26%
Fund - Class B(3)	-4.73
Fund - Class C(3)	-4.72
Morgan Stanley Capital International (MSCI) World Index(1)	-12.07
Lipper Global Multi-Cap Growth Funds Average(1)	-11.37

See page 3 for more performance information.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Fund currently invests in a separate registered investment company, Global Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(3)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense reimbursement for certain periods by the Administrator, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

sector. Consumer staples and telecommunication stocks within the Fund’s U.S. holdings detracted from performance.

•

Within the Fund’s international holdings, materials, financials, and information technology made the strongest sector contributions to returns. The materials sector was led by selections in the chemicals and metals & mining industries. The financials sector was underweighted, enabling it to make a positive contribution to performance. Within the Fund’s international holdings, the information technology sector was led by selections in the software and communications equipment industries. International energy stocks held in the Fund also outperformed those in the Index, especially Fund holdings in the oil and gas industry. Health care was the only detracting sector, primarily because it was underweighted.

Investment Philosophy

•

In selecting stocks, management seeks to capitalize on the fact that nearly half of the investable stocks can be found outside of the United States, including securities of both established and emerging companies operating in developed and emerging economies. The Fund’s management team seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which it believes will grow in value over time.

Portfolio Information

Top 10 Holdings(1)

By net assets

Research In Motion, Ltd.	2.5%
Hess Corp.	2.4
MF Global, Ltd.	2.1
JA Solar Holdings Co., Ltd. ADR	1.9
Rio Tinto PLC ADR	1.7
Alpha Natural Resources, Inc.	1.7
Apple, Inc.	1.5
Atheros Communications, Inc.	1.5
Novartis AG ADR	1.5
Renesola, Ltd. ADR	1.4

(1)	Top 10 Holdings represented 18.2% of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

Sector Weightings(2)

By net assets

(2)	As a percentage of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

2

Eaton Vance Global Growth Fund as of August 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and the MSCI World Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	ETIAX	EMIAX	ECIAX

Average Annual Total Returns (at net asset value)
One Year	-4.26%	-4.73%	-4.72%
Five Years	10.95	10.39	10.40
10 Years	8.69	8.12	8.11
Life of Fund†	9.27	8.77	8.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-9.76%	-9.50%	-5.67%
Five Years	9.65	10.12	10.40
10 Years	8.05	8.12	8.11
Life of Fund†	8.77	8.77	8.53

†	Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Gross Expense Ratio	2.33%	2.83%	2.83%
Net Expense Ratio	2.00	2.50	2.50

(2)

Source: Prospectus dated 1/1/08; Net Expense Ratio reflects a contractual expense limitation that continues through 12/31/2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation performance would have been lower.

(3)	Source: Lipper, Inc. Class A and Class B of the Fund commenced investment operations on 9/18/95.

A $10,000 hypothetical investment at net asset value in Class C shares on 8/31/98 would have been valued at $21,817 on 8/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. Absent an expense reimbursement for certain periods by the Administrator, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense reimbursement for certain periods by the Administrator, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Global Growth Fund as of August 31, 2008

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 – August 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Growth Fund

	Beginning Account Value (3/1/08)	Ending Account Value (8/31/08)	Expenses Paid During Period* (3/1/08 – 8/31/08)
Actual
Class A	$1,000.00	$956.10	$10.13
Class B	$1,000.00	$954.00	$12.62
Class C	$1,000.00	$954.10	$12.57
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.80	$10.43
Class B	$1,000.00	$1,012.20	$13.00
Class C	$1,000.00	$1,012.30	$12.95

* Expenses are equal to the Fund's annualized expense ratio of 2.06% for Class A shares, 2.57% for Class B shares and 2.56% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Global Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investment in Global Growth Portfolio, at value (identified cost, $85,935,668)	$97,189,692
Receivable for Fund shares sold	829,049
Receivable from the administrator of the Portfolio	46,744
Tax reclaims receivable	4,535
Total assets	$98,070,020
Liabilities
Payable for Fund shares redeemed	$233,850
Payable to affiliate for distribution and service fees	52,443
Payable to affiliate for management fee	10,193
Accrued expenses	73,438
Total liabilities	$369,924
Net Assets	$97,700,096
Sources of Net Assets
Paid-in capital	$111,698,278
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(25,421,735)
Accumulated undistributed net investment income	167,779
Net unrealized appreciation	1,750
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	11,254,024
Total	$97,700,096
Class A Shares
Net Assets	$72,302,680
Shares Outstanding	3,386,241
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.35
Maximum Offering Price Per Share (100 ÷ 94.25 of $21.35)	$22.65
Class B Shares
Net Assets	$12,769,926
Shares Outstanding	610,206
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$20.93
Class C Shares
Net Assets	$12,627,490
Shares Outstanding	625,792
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$20.18
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $140,945)	$2,114,176
Interest allocated from Portfolio	92,124
Securities lending income allocated from Portfolio, net	275,523
Miscellaneous income	19,513
Expenses allocated from Portfolio	(1,285,138)
Net investment income from Portfolio	$1,216,198
Expenses
Management fee	$127,706
Trustees' fees and expenses	1,977
Distribution and service fees Class A	348,766
Class B	185,197
Class C	139,055
Transfer and dividend disbursing agent fees	169,679
Legal and accounting services	49,666
Registration fees	43,140
Custodian fee	26,910
Printing and postage	26,420
Miscellaneous	10,991
Total expenses	$1,129,507
Deduct — Allocation of expenses to the administrator of the Portfolio	$77,125
Total expense reductions	$77,125
Net expenses	$1,052,382
Net investment income	$163,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Portfolio —
Investment transactions (identified cost basis), net of foreign capital gains taxes of $1,678	$2,680,508
Foreign currency transactions	(21,882)
Net realized gain	$2,658,626
Change in unrealized appreciation (depreciation) — Investments from Portfolio (identified cost basis)	$(8,102,703)
Foreign currency	336
Foreign currency from Portfolio	7,002
Net change in unrealized appreciation (depreciation)	$(8,095,365)
Net realized and unrealized loss	$(5,436,739)
Net decrease in net assets from operations	$(5,272,923)

See notes to financial statements
5

Eaton Vance Global Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income (loss)	$163,816	$(477,762)
Net realized gain from investment and foreign currency transactions	2,658,626	10,177,263
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(8,095,365)	11,662,577
Net increase (decrease) in net assets from operations	$(5,272,923)	$21,362,078
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$21,854,678	$8,927,843
Class B	3,526,013	2,717,462
Class C	3,748,961	2,448,945
Cost of shares redeemed Class A	(15,823,000)	(12,846,630)
Class B	(3,379,964)	(6,351,581)
Class C	(3,243,742)	(3,094,549)
Net asset value of shares exchanged Class A	8,303,766	3,134,591
Class B	(8,303,766)	(3,134,591)
Redemption fees	18,285	17,075
Net increase (decrease) in net assets from Fund share transactions	$6,701,231	$(8,181,435)
Net increase in net assets	$1,428,308	$13,180,643
Net Assets
At beginning of year	$96,271,788	$83,091,145
At end of year	$97,700,096	$96,271,788
Accumulated undistributed net investment income included in net assets
At end of year	$167,779	$94,439

See notes to financial statements
6

Eaton Vance Global Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2008(1)		2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$22.300		$17.430		$15.550		$13.220		$12.690
Income (loss) from operations
Net investment income (loss)	$0.073	(2)	$(0.067	)(6)	$(0.158)		$(0.122)		$(0.072)
Net realized and unrealized gain (loss)	(1.027)		4.933		2.038		2.452		0.602
Total income (loss) from operations	$(0.954)		$4.866		$1.880		$2.330		$0.530
Redemption fees	$0.004		$0.004		$0.000	(5)	$0.000	(5)	$0.000 (5)
Net asset value — End of year	$21.350		$22.300		$17.430		$15.550		$13.220
Total Return(7)	(4.26)%		27.94%		12.09%		17.62%		4.18%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$72,303		$61,973		$49,529		$41,155		$39,113
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.13	%(8)	2.33%		2.49	%(8)	2.52	%(8)	2.44%
Net investment income (loss)	0.32	%(2)	(0.33	)%(6)	(0.95)%		(0.82)%		(0.52)%
Portfolio Turnover of the Portfolio	124%		94%		186%		130%		164%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Net Investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.101 per share. Excluding this dividend, the ratio of net investment income (loss) to average daily net assets would have been (0.12)%.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  Amount represents less than $0.0005 per share.

(6)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.069 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.67)%.

(7)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(8)  The investment adviser(s) of the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.07%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2008, 2006 and 2005, respectively).

See notes to financial statements
7

Eaton Vance Global Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2008(1)		2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$21.970		$17.260		$15.480		$13.220		$12.760
Income (loss) from operations
Net investment loss	$(0.040	)(2)	$(0.171	)(6)	$(0.251)		$(0.197)		$(0.169)
Net realized and unrealized gain (loss)	(1.004)		4.877		2.031		2.457		0.629
Total income (loss) from operations	$(1.044)		$4.706		$1.780		$2.260		$0.460
Redemption fees	$0.004		$0.004		$0.000	(5)	$0.000	(5)	$0.000 (5)
Net asset value — End of year	$20.930		$21.970		$17.260		$15.480		$13.220
Total Return(7)	(4.73)%		27.29%		11.50%		17.10%		3.61%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,770		$21,436		$22,824		$29,464		$33,522
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.63	%(8)	2.83%		2.99	%(8)	3.02	%(8)	2.94%
Net investment loss	(0.17	)%(2)	(0.87	)%(6)	(1.52)%		(1.32)%		(1.22)%
Portfolio Turnover of the Portfolio	124%		94%		186%		130%		164%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.125 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.72)%.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  Amount represents less than $0.0005 per share.

(6)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.22)%.

(7)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(8)  The investment adviser(s) of the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.07%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2008, 2006 and 2005, respectively).

See notes to financial statements
8

Eaton Vance Global Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2008(1)		2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$21.180		$16.640		$14.920		$12.740		$12.300
Income (loss) from operations
Net investment loss	$(0.038	)(2)	$(0.164	)(6)	$(0.237)		$(0.191)		$(0.152)
Net realized and unrealized gain (loss)	(0.966)		4.700		1.957		2.371		0.592
Total income (loss) from operations	$(1.004)		$4.536		$1.720		$2.180		$0.440
Redemption fees	$0.004		$0.004		$0.000	(5)	$0.000	(5)	$0.000 (5)
Net asset value — End of year	$20.180		$21.180		$16.640		$14.920		$12.740
Total Return(7)	(4.72)%		27.28%		11.53%		17.11%		3.58%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,627		$12,863		$10,738		$11,364		$12,402
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.63	%(8)	2.83%		2.99	%(8)	3.02	%(8)	2.94%
Net investment loss	(0.17	)%(2)	(0.85	)%(6)	(1.48)%		(1.33)%		(1.14)%
Portfolio Turnover of the Portfolio	124%		94%		186%		130%		164%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.100 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.63)%.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)  Amount represents less than $0.0005 per share.

(6)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.065 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.19)%.

(7)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(8)  The investment adviser(s) of the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.07%, 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2008, 2006 and 2005, respectively).

See notes to financial statements
9

Eaton Vance Global Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $25,180,798 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2010 ($8,852,387) and August 31, 2011 ($16,328,411).

During the year ended August 31, 2008, a capital loss carryforward of $2,854,710 was utilized to offset net realized gains by the Fund.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions

10

Eaton Vance Global Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex–dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

There were no distributions to shareholders for the years ended August 31, 2008 and August 31, 2007. During the year ended August 31, 2008, accumulated net realized loss was decreased by $128,081, accumulated undistributed net investment income was decreased by $90,476 and paid-in capital was decreased by $37,605 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$178,465
Net unrealized appreciation	$11,004,151
Capital loss carryforward	$(25,180,798)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a Management Fee Reduction Agreement, EVM has agreed to reduce its management fee by 0.125% annually of the average daily net assets of the Fund. This agreement may not be terminated or amended unless approved by the majority vote of the non-interested Trustees. For the year ended August 31, 2008, the management fee was equivalent to 0.125% of the Fund's average daily net assets and amounted to $127,706. In addition, effective April 22, 2008, EVM has agreed to reimburse the Fund's operating expenses to the extent that they exceed 2.00%, 2.50% and 2.50% of the Fund's average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after December 31, 2010. Pursuant to this agreement, EVM was allocated $77,125 of the Fund's operating expenses for the year ended August 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2008, EVM earned $10,592 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $21,992 as its portion of the sales charge on sales of Class A shares for

11

Eaton Vance Global Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

year ended August 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2008, the Fund paid or accrued to EVD $196,515, $138,898 and $104,291 for Class A, Class B and Class C shares, respectively, representing 0.28%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At August 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,994,000 and $3,907,000, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2008 amounted to $152,251, $46,299 and $34,764 for Class A, Class B and Class C shares, respectively, representing 0.22%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2008, the Fund was informed that EVD received approximately $300, $20,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $28,366,278 and $23,520,635, respectively.

12

Eaton Vance Global Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2008	2007
Sales	938,417	432,876
Redemptions	(692,037)	(649,571)
Exchange from Class B shares	360,646	154,130
Net increase (decrease)	607,026	(62,565)
	Year Ended August 31,
Class B	2008	2007
Sales	151,461	133,779
Redemptions	(149,935)	(324,639)
Exchange to Class A shares	(367,044)	(156,088)
Net decrease	(365,518)	(346,948)
	Year Ended August 31,
Class C	2008	2007
Sales	168,018	123,038
Redemptions	(149,552)	(161,214)
Net increase (decrease)	18,466	(38,176)

For the years ended August 31, 2008 and August 31, 2007, the Fund received $18,285 and $17,075, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Global Growth Fund as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Global
Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Growth Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2007, and financial highlights for each of the four years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund as of August 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

14

Eaton Vance Global Growth Fund as of August 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Foreign Tax Credit. The Fund paid foreign taxes of $140,945 and recognized foreign source income of $2,006,130.

Qualified Dividend Income. The Fund designates approximately $140,945, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

15

Global Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.4%
Security	Shares	Value
Auto Components — 0.7%
Goodyear Tire & Rubber Co.(1)	36,000	$705,960
		$705,960
Automobiles — 0.9%
Honda Motor Co., Ltd.	14,000	$455,944
Toyota Motor Corp.	10,000	447,417
		$903,361
Beverages — 2.2%
Diageo PLC ADR	11,200	$833,280
Fomento Economico Mexicano SA de C.V. ADR	22,000	977,240
Heineken Holding N.V.	6,500	289,328
		$2,099,848
Biotechnology — 0.7%
Amgen, Inc.(1)	10,000	$628,500
		$628,500
Capital Markets — 3.7%
Aberdeen Asset Management PLC	59,000	$154,215
Affiliated Managers Group, Inc.(1)(2)	3,028	288,326
FCStone Group, Inc.(1)(2)	15,000	313,650
Invesco, Ltd.	2,369	60,718
Janus Capital Group, Inc.(2)	1,202	32,418
Macquarie Group, Ltd.	19,000	706,600
MF Global, Ltd.(1)(2)	277,000	2,041,490
		$3,597,417
Chemicals — 4.1%
Agrium, Inc.	12,000	$1,011,600
BASF SE SP ADR	7,000	403,900
Innophos Holdings, Inc.	35,391	1,326,809
Lubrizol Corp.	9,800	519,302
NewMarket Corp.	8,000	543,520
The Israel Corp., Ltd.(1)	150	153,617
		$3,958,748
Commercial Banks — 6.4%
Banco Bilbao Vizcaya Argentaria SA ADR(2)	20,000	$336,600
Banco Itau Holding Financiera SA ADR	17,875	339,625

Security	Shares	Value
Commercial Banks (continued)
Banco Santander Central Hispano SA ADR	71,000	$1,205,580
Barclays PLC ADR(2)	10,400	267,280
BNP Paribas SA	4,500	405,104
BOC Hong Kong Holdings, Ltd.	189,000	420,283
Boston Private Financial Holdings, Inc.(2)	29,286	261,817
DBS Group Holdings, Ltd.	63,000	798,180
First Horizon National Corp.(2)	29,000	325,670
Grupo Financiero Banorte SAB de C.V.	63,000	252,307
Industrial and Commercial Bank of China, Ltd., Class H	533,000	364,945
Kookmin Bank	7,000	382,958
Mitsubishi UFJ Financial Group, Inc.	94,000	716,475
UCBH Holdings, Inc.(2)	24,000	140,400
		$6,217,224
Commercial Services & Supplies — 0.6%
CoStar Group, Inc.(1)(2)	5,700	$301,017
Waste Management, Inc.	7,500	263,850
		$564,867
Communications Equipment — 4.2%
Nokia Oyj ADR	13,000	$327,210
Research In Motion, Ltd.(1)	20,300	2,468,480
Riverbed Technology, Inc.(1)	73,189	1,244,945
		$4,040,635
Computer Peripherals — 1.9%
Apple, Inc.(1)(2)	8,800	$1,491,864
Lenovo Group, Ltd.	530,000	355,225
		$1,847,089
Construction & Engineering — 0.2%
Vinci SA	4,000	$227,946
		$227,946
Containers & Packaging — 0.5%
Owens-Illinois, Inc.(1)	11,500	$512,900
		$512,900
Diversified Consumer Services — 1.2%
Apollo Group, Inc., Class A(1)	5,000	$318,400
H&R Block, Inc.	32,000	817,280
		$1,135,680

See notes to financial statements
16

Global Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diversified Financial Services — 2.6%
ING Groep N.V. ADR	25,400	$791,210
IntercontinentalExchange, Inc.(1)	7,800	686,634
NASDAQ OMX Group, Inc. (The)(1)	32,600	1,065,694
		$2,543,538
Diversified Telecommunication Services — 3.2%
Cbeyond Communications, Inc.(1)(2)	15,000	$253,950
France Telecom SA ADR	39,000	1,147,380
Koninklijke KPN N.V.	54,000	919,473
Telefonica SA	30,000	743,883
		$3,064,686
Electric Utilities — 1.5%
E.ON AG ADR(2)	16,100	$937,020
Scottish and Southern Energy PLC	19,000	500,749
		$1,437,769
Electrical Equipment — 5.4%
ABB, Ltd. ADR	31,600	$776,412
A-Power Energy Generation Systems, Ltd.(1)	47,105	995,800
Energy Conversion Devices, Inc.(1)(2)	7,700	578,809
First Solar, Inc.(1)	4,000	1,106,600
JA Solar Holdings Co., Ltd. ADR(1)	101,400	1,807,962
		$5,265,583
Energy Equipment & Services — 1.2%
Acergy SA ADR(2)	38,500	$662,970
Fred Olsen Energy ASA	9,200	487,384
		$1,150,354
Food & Staples Retailing — 0.3%
Controladora Comercial Mexicana SA de C.V., unit	120,000	$298,616
		$298,616
Food Products — 1.8%
Nestle SA	29,000	$1,280,986
Pilgrim's Pride Corp.(2)	37,000	475,080
		$1,756,066

Security	Shares	Value
Gas Utilities — 0.2%
Samchully Co., Ltd.	1,000	$158,979
		$158,979
Health Care Equipment & Supplies — 2.4%
American Medical Systems Holdings, Inc.(1)(2)	19,000	$338,200
Cooper Cos., Inc. (The)	15,000	552,450
Hologic, Inc.(1)(2)	26,000	551,720
Masimo Corp.(1)	8,400	335,748
Thoratec Corp.(1)	22,000	586,080
		$2,364,198
Health Care Providers & Services — 2.2%
Bumrungrad Hospital Public Co., Ltd.	180,000	$197,138
DaVita, Inc.(1)	5,400	309,906
Fresenius Medical Care AG & Co. KGaA	3,900	209,872
Pediatrix Medical Group, Inc.(1)	3,100	176,545
UnitedHealth Group, Inc.	31,000	943,950
WellCare Health Plans, Inc.(1)	7,400	309,024
		$2,146,435
Hotels, Restaurants & Leisure — 0.8%
Scientific Games Corp., Class A(1)(2)	24,900	$749,739
		$749,739
Industrial Conglomerates — 1.1%
Keppel Corp., Ltd.	160,000	$1,113,334
		$1,113,334
Insurance — 1.2%
Axa ADR	23,700	$756,267
Muenchener Rueckversicherungs-Gesellschaft AG	2,500	389,518
		$1,145,785
Internet & Catalog Retail — 1.6%
Orbitz Worldwide, Inc.(1)(2)	45,000	$277,650
Priceline.com, Inc.(1)(2)	13,500	1,255,230
		$1,532,880

See notes to financial statements
17

Global Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Internet Software & Services — 2.3%
Ariba, Inc.(1)(2)	47,588	$700,971
Equinix, Inc.(1)	5,400	434,700
Google, Inc., Class A(1)	2,447	1,133,671
		$2,269,342
Investment Companies — 0.5%
India Fund, Inc.(2)	13,000	$486,460
		$486,460
Investment Services — 0.6%
Heckmann Corp.(1)(2)	60,000	$610,200
		$610,200
IT Services — 0.7%
MasterCard, Inc., Class A	2,850	$691,268
		$691,268
Machinery — 1.6%
Atlas Copco AB, Class B	36,000	$462,668
Energy Recovery, Inc.(1)	3,310	29,823
Komatsu, Ltd.	20,000	419,747
Titan International, Inc.(2)	16,750	447,895
Vallourec SA	750	209,383
		$1,569,516
Media — 0.2%
Central European Media Enterprises, Ltd., Class A(1)(2)	1,685	$131,278
CTC Media, Inc.(1)	1,027	19,924
		$151,202
Metals & Mining — 5.4%
Anglo American PLC ADR	19,110	$508,326
BHP Billiton, Ltd.	12,000	422,689
Companhia Vale do Rio Doce ADR	28,000	665,560
Consolidated Thompson Iron Mines, Ltd.(1)	74,422	425,529
Gammon Gold, Inc.(1)(2)	61,045	556,120
Rio Tinto PLC ADR	4,400	1,670,768
Roca Mines, Inc.(1)	41,254	77,460
Silver Wheaton Corp.(1)(2)	40,900	471,168
Thompson Creek Metals Co., Inc.(1)	28,798	452,410
		$5,250,030

Security	Shares	Value
Multiline Retail — 1.4%
Big Lots, Inc.(1)(2)	19,500	$576,615
Dollar Tree, Inc.(1)	21,000	805,560
		$1,382,175
Multi-Utilities — 1.9%
National Grid PLC	50,000	$651,234
RWE AG	7,400	801,091
Veolia Environnement	7,800	419,849
		$1,872,174
Oil, Gas & Consumable Fuels — 10.0%
Addax Petroleum Corp.	5,700	$218,190
Alpha Natural Resources, Inc.(1)	16,600	1,645,060
Goodrich Petroleum Corp.(1)(2)	7,100	361,035
Hess Corp.	22,000	2,303,620
Nexen, Inc.(2)	23,200	725,464
Patriot Coal Corp.(1)	14,200	851,432
Petrohawk Energy Corp.(1)	25,500	882,555
Petroleo Brasileiro SA ADR	24,000	1,031,280
StatoilHydro ASA ADR	13,495	413,352
Total SA ADR	18,000	1,293,840
		$9,725,828
Pharmaceuticals — 3.6%
AstraZeneca PLC ADR(2)	15,800	$769,460
Novartis AG ADR	25,900	1,441,076
Perrigo Co.	4,000	139,960
Roche Holding AG	2,900	489,252
Sanofi-Aventis SA	5,700	405,823
Shionogi & Co., Ltd.	11,000	248,669
		$3,494,240
Semiconductors & Semiconductor Equipment — 6.0%
Atheros Communications, Inc.(1)	44,900	$1,464,189
Cavium Networks, Inc.(1)(2)	22,700	387,943
Cypress Semiconductor Corp.(1)(2)	21,700	703,514
ON Semiconductor Corp.(1)	58,000	549,260
Renesola, Ltd.(1)(2)	141,595	1,333,766
Renesola, Ltd. ADR(1)(2)	72,875	1,380,981
		$5,819,653

See notes to financial statements
18

Global Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 2.7%
Check Point Software Technologies, Ltd.(1)	22,000	$538,780
Concur Technologies, Inc.(1)	17,300	760,335
Nintendo Co., Ltd.	2,800	1,318,121
		$2,617,236
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	12,388	$533,180
Coldwater Creek, Inc.(1)	73,000	531,440
Pier 1 Imports, Inc.(1)(2)	94,639	418,304
TJX Companies, Inc. (The)	8,300	300,792
		$1,783,716
Textiles, Apparel & Luxury Goods — 1.3%
Gildan Activewear, Inc.(1)	54,500	$1,273,665
		$1,273,665
Tobacco — 1.2%
British American Tobacco PLC	34,500	$1,166,257
		$1,166,257
Trading Companies & Distributors — 1.6%
Mitsubishi Corp.	40,000	$1,101,800
Mitsui & Co., Ltd.	25,000	427,412
		$1,529,212
Water Utilities — 0.2%
Manila Water Co., Inc.	588,500	$226,088
		$226,088
Wireless Telecommunication Services — 2.6%
China Mobile, Ltd. ADR	7,500	$425,400
NII Holdings, Inc., Class B(1)	9,000	472,680
Philippine Long Distance Telephone Co. ADR	10,000	592,900
Turkcell Iletisim Hizmetleri AS ADR	47,000	777,850
Vodafone Group PLC ADR	11,500	293,825
		$2,562,655
Total Common Stocks (identified cost $84,404,452)		$95,649,054

Short-Term Investments — 20.0%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 2.87%(3)(4)	17,396	$17,396,090
Investment in Cash Management Portfolio, 2.29%(3)	$1,983	1,983,213
Total Short-Term Investments (identified cost $19,379,303)		$19,379,303
Total Investments — 118.4% (identified cost $103,783,755)		$115,028,357
Other Assets, Less Liabilities — (18.4)%		$(17,838,400)
Net Assets — 100.0%		$97,189,957

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at August 31, 2008.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2008.

(4)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements
19

Global Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	42.4%	$41,208,804
United Kingdom	9.1	8,812,130
Canada	7.9	7,680,086
Japan	5.3	5,135,585
France	5.0	4,865,592
Switzerland	4.1	3,987,726
Germany	2.8	2,741,402
China	2.6	2,528,132
Spain	2.4	2,286,063
Bermuda	2.3	2,233,486
Brazil	2.1	2,036,465
Netherlands	2.1	2,000,010
Singapore	2.0	1,911,514
Mexico	1.5	1,528,164
Australia	1.2	1,129,289
Norway	0.9	900,735
Hong Kong	0.8	845,683
Philippines	0.8	818,988
Turkey	0.8	777,850
Israel	0.7	692,397
Republic of Korea	0.6	541,937
Sweden	0.5	462,668
Finland	0.3	327,210
Thailand	0.2	197,138
Long-Term Investments	98.4%	$95,649,054
Short-Term Investments		$19,379,303
Total Investments		$115,028,357

See notes to financial statements
20

Global Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Unaffiliated investments, at value including $16,574,850 of securities on loan (identified cost, $84,404,452)	$95,649,054
Affiliated investments, at value (identified cost, $19,379,303)	19,379,303
Receivable for investments sold	517,932
Dividends receivable	98,333
Interest receivable from affiliated investment	6,245
Securities lending income receivable	43,569
Tax reclaims receivable	106,220
Total assets	$115,800,656
Liabilities
Collateral for securities loaned	$17,396,090
Payable for investments purchased	990,450
Payable to affiliate for investment adviser fee	59,854
Payable to affiliate for administration fee	20,723
Accrued expenses	143,582
Total liabilities	$18,610,699
Net Assets applicable to investors' interest in Portfolio	$97,189,957
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$85,935,654
Net unrealized appreciation (computed on the basis of identified cost)	11,254,303
Total	$97,189,957

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends (net of foreign taxes, $140,945)	$2,114,182
Interest	103
Securities lending income, net	275,523
Interest income allocated from affiliated investment	92,021
Expenses allocated from affiliated investment	(11,071)
Total investment income	$2,470,758
Expenses
Investment adviser fee	$756,139
Administration fee	255,682
Trustees' fees and expenses	6,231
Custodian fee	185,606
Legal and accounting services	62,982
Miscellaneous	7,431
Total expenses	$1,274,071
Net investment income	$1,196,687
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign capital gains taxes of $1,678	$2,680,516
Foreign currency transactions	(21,882)
Net realized gain	$2,658,634
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(8,102,722)
Foreign currency	7,003
Net change in unrealized appreciation (depreciation)	$(8,095,719)
Net realized and unrealized loss	$(5,437,085)
Net decrease in net assets from operations	$(4,240,398)

See notes to financial statements
21

Global Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income	$1,196,687	$631,989
Net realized gain from investment and foreign currency transactions	2,658,634	10,177,291
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(8,095,719)	11,662,352
Net increase (decrease) in net assets from operations	$(4,240,398)	$22,471,632
Capital transactions — Contributions	$28,366,278	$14,115,802
Withdrawals	(23,520,635)	(23,318,279)
Net increase (decrease) in net assets from capital transactions	$4,845,643	$(9,202,477)
Net increase in net assets	$605,245	$13,269,155
Net Assets
At beginning of year	$96,584,712	$83,315,557
At end of year	$97,189,957	$96,584,712

See notes to financial statements
22

Global Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2008		2007		2006		2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.26%		1.28%		1.29	%(1)	1.29	%(1)	1.25%
Net investment income	1.17	%(4)	0.70	%(2)	0.22%		0.40%		0.55%
Portfolio Turnover	124%		94%		186%		130%		164%
Total Return	(3.42)%		29.26%		13.43%		19.06%		5.42%
Net assets, end of year (000's omitted)	$97,190		$96,585		$83,316		$82,344		$86,617

(1)  The investment adviser(s) voluntarily waived a portion of its investment adviser fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(2)  Includes special dividends equal to 0.35% of average daily net assets.

(3)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)  Includes a dividend resulting from a corporate action equal to 0.46% of average daily assets.

See notes to financial statements
23

Global Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek long-term capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2008, Eaton Vance Global Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

24

Global Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to and including $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle), a portion of its advisory fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended August 31, 2008, the Portfolio's adviser fee totaled $766,942 of which $10,803 was allocated from Cash Management and $756,139 was paid or accrued directly by the Portfolio. For the year ended August 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.75% of the Portfolio's average daily net assets.

In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2008, the administration fee was 0.25% of the Portfolio's average daily net assets and amounted to $255,682.

Except for Trustees of the Portfolio who are not members of EVM's, BMR's or Eagle's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with EVM, BMR and

25

Global Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Eagle may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $136,516,643 and $124,151,967, respectively, for the year ended August 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$104,035,378
Gross unrealized appreciation	$15,360,647
Gross unrealized depreciation	(4,367,668)
Net unrealized appreciation	$10,992,979

The net unrealized appreciation on foreign currency at August 31, 2008 on a federal income tax basis was $9,701.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $521,052 for the year ended August 31, 2008. At August 31, 2008, the value of the securities loaned and the value of the collateral amounted to $16,574,850 and $17,396,090, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

26

Global Growth Portfolio as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of August 31, 2008, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets for the year ended August 31, 2007, and supplementary data for each of the four years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Growth Portfolio as of August 31, 2008, the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

27

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

28

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Global Growth Portfolio (the "Portfolio") and Boston Management and Research ("BMR" or the "Adviser") and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the foreign portion of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

29

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board noted that the domestic portion of the Portfolio has been managed by BMR since the Fund's inception and that the foreign portion of the Portfolio has been managed by Eagle since April 1, 2006. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods with respect to the domestic portion of the Portfolio and concluded that such performance was satisfactory. With regard to the foreign portion of the Portfolio, the Board concluded that it would be appropriate to allow additional time to evaluate the performance of Eagle.

Management Fees and Expenses

The Board reviewed management fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

30

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Eagle" refers to Eagle Global Advisors. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC, and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center	173	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

31

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006), and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM and BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2003	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

32

Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Global Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Global Growth Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

424-10/08  IASRC

Annual Report August 31, 2008

EATON VANCE MULTI-CAP GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Portfolio Manager

Economic and Market Conditions

•

Broad equity markets declined during the year ended August 31, 2008 — a period of significant market volatility around the world. Troubles with subprime mortgages in the U.S., as well as record high oil prices, led to a downturn in the U.S. housing market and contributed to a global credit crunch and economic slowdown. U.S. stock prices were affected by the subprime mortgage-led credit crisis, as the cost of capital increased and investors fled riskier assets. At the beginning of the period, equity markets rebounded from an August 2007 sell-off to reach new highs in October 2007, only to turn more volatile, with large swings from January through March 2008. Equity markets rallied in April and May, but the surge lost steam during the summer of 2008 on renewed concerns of inflation and another downturn in the financial sector.

•

The Russell Midcap Growth Index’s (the “Index”) sector performance varied widely during the year ended August 31, 2008, with the energy, materials and consumer staples sectors showing the largest gains. The weakest-performing sectors were consumer discretionary, telecommunication services, information technology and utilities. Index-leading industries during the period included oil and gas consumables, chemicals and health care equipment. In contrast, industries such as consumer finance, hotels, restaurants & leisure, household durables and commercial services & supplies were among the year’s worst performers.

Management Discussion

•

In the difficult market conditions seen during the year ended August 31, 2008, the Fund(1) preserved shareholders’ capital, producing positive returns during a challenging period in which most markets and asset classes around the world had negative performance. The Fund outperformed the Index (its primary benchmark), the S&P 500 Index and the average return of the Lipper Mid-Cap Growth Funds Classification, all of which had negative returns.(3) While successful sector allocation was a factor, the Fund’s outperformance was primarily the result of stock selection in a broad range of industries. In particular, management continued employing its strategy of seeking to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio manager believes will grow in value over time. Management continues to seek companies that it believes have products addressing underpenetrated markets and have competitive advantages that may increase the likelihood that they may become industry leaders. These strategies were successful during the period, although past performance is no guarantee of future results.

Eaton Vance Multi-Cap Growth Fund

Total Return performance 8/31/07 – 8/31/08

Fund - Class A(2)	2.39%
Fund - Class B(2)	1.70
Fund - Class C(2)	1.82
Russell Midcap Growth Index(3)	-7.57
S&P 500 Index(3)	-11.13
Lipper Mid-Cap Growth Funds Average(3)	-8.03

See page 3 for more performance information.

(1)

The Fund currently invests in a separate registered investment company, Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(3)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

•

During the year ended August 31, 2008, the Fund’s outperformance versus the Index was led by the information technology sector, where management’s selections in the semiconductor, electrical equipment and communications equipment industries saw strong returns and made the largest contributions to performance. Energy was the next largest sector contributor for the Fund, relative to the Index, and Fund holdings in the oil and gas industry had dramatically strong gains during the fiscal year. In the materials sector, the Fund saw strong gains in its metals and mining holdings, and its relative performance also benefited from a large overweight to this industry versus the Index. Finally, the Fund’s holdings in the industrials sector benefited from solid returns in the machinery and professional services industries.

•

The financials, consumer staples, telecommunication services and health care sectors detracted from the Fund’s performance during the year. The most significant industry detractors were capital markets in the financials sector, food products in the consumer staples sector, diversified and wireless telecommunications in the telecommunication services sector, and health care equipment in the health care sector.

Investment Philosophy

•

In selecting stocks, management seeks a select portfolio of companies that it believes will grow faster, over the long term, than the overall U.S. economy and the U.S. stock market as a whole and are reasonably priced in relation to their fundamental value. Management uses an intensively research-driven approach that employs fundamental analysis and considers many factors, including the potential for price appreciation, an assessment of risk and return, development of the proper mix of securities in the portfolio and, secondarily, long-term dividend prospects.

Lipper Quintile Rankings(1)

By total return at 8/31/08

EATON VANCE MULTI-CAP GROWTH FUND CLASS A

LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION

Period	Quintile	Ranking

1 Year	1st	16 of 605 funds
3 Years	1st	7 of 521 funds
5 Years	1st	25 of 419 funds
10 Years	4th	141 of 192 funds

(1)

Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Portfolio Information

Top 10 Holdings(2)

By net assets

Hess Corp.	4.1%
MF Global, Ltd.	3.8
JA Solar Holdings Co., Ltd. ADR	3.3
Research In Motion, Ltd.	3.3
Alpha Natural Resources, Inc.	2.9
Innophos Holdings, Inc.	2.7
Renesola, Ltd. ADR	2.6
Atheros Communications, Inc.	2.5
Priceline.com, Inc.	2.4
Gildan Activewear, Inc.	2.3

(2)	Top 10 Holdings represented 29.9% of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

Sector Weightings(3)

By net assets

(3)	As a percentage of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

2

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell Midcap Growth Index, an unmanaged index commonly used as a measure of U.S. mid-cap growth stock performance and the S&P 500 Index, an unmanaged index commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell Midcap Growth Index and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1) Share Class Symbol	Class A EVGFX	Class B EMGFX	Class C ECGFX

Average Annual Total Returns (at net asset value)
One Year	2.39%	1.70%	1.82%
Five Years	12.27	11.48	11.45
Ten Years	6.11	5.31	5.28
Life of Fund†	9.48	8.10	7.79

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-3.45%	-2.71%	0.94%
Five Years	10.96	11.22	11.45
Ten Years	5.48	5.31	5.28
Life of Fund†	9.36	8.10	7.79

† Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the folowing schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.20%	1.95%	1.95%

(2)	Source: Prospectus dated 1/1/08.

*

Source: Lipper Inc. Class A of the Fund commenced investment operations on 8/1/52. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 8/31/98 would have been valued at $1 6,778 and $16,734, respectively, on 8/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value wil fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

3

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 – August 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Multi-Cap Growth Fund

	Beginning Account Value (3/1/08)	Ending Account Value (8/31/08)	Expenses Paid During Period* (3/1/08 – 8/31/08)
Actual
Class A	$1,000.00	$1,020.30	$5.74
Class B	$1,000.00	$1,016.30	$9.53
Class C	$1,000.00	$1,018.50	$9.54
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.74
Class B	$1,000.00	$1,015.70	$9.53
Class C	$1,000.00	$1,015.70	$9.53

* Expenses are equal to the Fund's annualized expense ratio of 1.13% for Class A shares, 1.88% for Class B shares and 1.88% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $311,959,308)	$343,323,059
Receivable for Fund shares sold	3,193,645
Total assets	$346,516,704
Liabilities
Payable for Fund shares redeemed	$4,928,403
Payable to affiliate for distribution and service fees	102,526
Accrued expenses	81,751
Total liabilities	$5,112,680
Net Assets	$341,404,024
Sources of Net Assets
Paid-in capital	$319,585,378
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(9,964,070)
Accumulated undistributed net investment income	418,965
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	31,363,751
Total	$341,404,024
Class A Shares
Net Assets	$290,306,199
Shares Outstanding	30,399,942
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.55
Maximum Offering Price Per Share (100 ÷ 94.25 of $9.55)	$10.13
Class B Shares
Net Assets	$16,565,185
Shares Outstanding	1,772,365
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.35
Class C Shares
Net Assets	$34,532,640
Shares Outstanding	3,698,444
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.34

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $53,204)	$1,859,523
Interest allocated from Portfolio	694,757
Securities lending income allocated from Portfolio, net	1,054,275
Expenses allocated from Portfolio	(1,696,599)
Net investment income from Portfolio	$1,911,956
Expenses
Trustees' fees and expenses	$2,027
Distribution and service fees Class A	518,197
Class B	146,996
Class C	195,937
Transfer and dividend disbursing agent fees	237,741
Registration fees	59,627
Legal and accounting services	46,164
Printing and postage	40,531
Custodian fee	38,715
Miscellaneous	11,721
Total expenses	$1,297,656
Net investment income	$614,300
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(9,379,908)
Foreign currency transactions	(11,292)
Net realized loss	$(9,391,200)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,613,338)
Foreign currency	(2,057)
Net change in unrealized appreciation (depreciation)	$(2,615,395)
Net realized and unrealized loss	$(12,006,595)
Net decrease in net assets from operations	$(11,392,295)

See notes to financial statements
5

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income	$614,300	$599,940
Net realized gain (loss) from investment and foreign currency transactions	(9,391,200)	29,390,404
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(2,615,395)	14,972,223
Net increase (decrease) in net assets from operations	$(11,392,295)	$44,962,567
Distributions to shareholders — From net realized gain Class A	$(25,708,863)	$(2,974,480)
Class B	(2,026,087)	(274,115)
Class C	(2,350,611)	(172,196)
Total distributions to shareholders	$(30,085,561)	$(3,420,791)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$214,091,125	$26,805,913
Class B	8,515,310	2,573,777
Class C	30,135,335	4,421,140
Net asset value of shares issued to shareholders in payment of distributions declared Class A	22,510,324	2,646,164
Class B	1,677,560	230,535
Class C	1,854,161	147,793
Cost of shares redeemed Class A	(65,681,604)	(17,808,281)
Class B	(2,661,571)	(3,214,624)
Class C	(5,128,841)	(2,053,379)
Net asset value of shares exchanged Class A	1,058,139	831,459
Class B	(1,058,139)	(831,459)
Contingent deferred sales charges Class B	—	6,084
Net increase in net assets from Fund share transactions	$205,311,799	$13,755,122
Net increase in net assets	$163,833,943	$55,296,898
Net Assets
At beginning of year	$177,570,081	$122,273,183
At end of year	$341,404,024	$177,570,081
Accumulated undistributed net investment income included in net assets
At end of year	$418,965	$584,232

See notes to financial statements
6

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2008(1)	2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$10.730	$8.010		$7.450		$6.060		$6.310
Income (loss) from operations
Net investment income (loss)	$0.037	$0.047	(2)	$(0.028)		$(0.035)		$(0.039)
Net realized and unrealized gain (loss)	0.364 (3)	2.899		0.588		1.425		(0.211)
Total income (loss) from operations	$0.401	$2.946		$0.560		$1.390		$(0.250)
Less distributions
From net realized gain	$(1.581)	$(0.226)		$—		$—		$—
Total distributions	$(1.581)	$(0.226)		$—		$—		$—
Net asset value — End of year	$9.550	$10.730		$8.010		$7.450		$6.060
Total Return(4)	2.39%	37.30%		7.52%		22.94%		(3.96)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$290,306	$154,213		$105,557		$104,876		$95,214
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.13%	1.20%		1.26	%(6)	1.27	%(6)	1.26%
Net investment income (loss)	0.36%	0.49	%(2)	(0.35)%		(0.50)%		(0.60)%
Portfolio Turnover of the Portfolio	206%	144%		208%		201%		276%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.084 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.39)%.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of its Portfolio's allocated expenses.

(6)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

See notes to financial statements
7

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2008(1)	2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$10.600	$7.960		$7.460		$6.110		$6.410
Income (loss) from operations
Net investment loss	$(0.040)	$(0.013	)(2)	$(0.087)		$(0.087)		$(0.094)
Net realized and unrealized gain (loss)	0.371 (3)	2.874		0.587		1.437		(0.206)
Total income (loss) from operations	$0.331	$2.861		$0.500		$1.350		$(0.300)
Less distributions
From net realized gain	$(1.581)	$(0.226)		$—		$—		$—
Total distributions	$(1.581)	$(0.226)		$—		$—		$—
Contingent deferred sales charges	$—	$0.005		$—		$—		$—
Net asset value — End of year	$9.350	$10.600		$7.960		$7.460		$6.110
Total Return(4)	1.70%	36.52%		6.70%		21.91%		(4.64)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$16,565	$12,229		$10,314		$11,609		$11,247
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.88%	1.86%		2.01	%(6)	2.02	%(6)	2.01%
Net investment loss	(0.40)%	(0.14	)%(2)	(1.11)%		(1.25)%		(1.43)%
Portfolio Turnover of the Portfolio	206%	144%		208%		201%		276%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of its Portfolio's allocated expenses.

(6)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

See notes to financial statements
8

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2008(1)	2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$10.580	$7.960		$7.460		$6.120		$6.420
Income (loss) from operations
Net investment loss	$(0.041)	$(0.028	)(2)	$(0.086)		$(0.087)		$(0.088)
Net realized and unrealized gain (loss)	0.382 (3)	2.874		0.586		1.427		(0.212)
Total income (loss) from operations	$0.341	$2.846		$0.500		$1.340		$(0.300)
Less distributions
From net realized gain	$(1.581)	$(0.226)		$—		$—		$—
Total distributions	$(1.581)	$(0.226)		$—		$—		$—
Net asset value — End of year	$9.340	$10.580		$7.960		$7.460		$6.120
Total Return(4)	1.82%	36.26%		6.70%		21.91%		(4.60)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$34,533	$11,128		$6,402		$6,194		$6,048
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.88%	1.95%		2.01	%(6)	2.02	%(6)	2.01%
Net investment loss	(0.41)%	(0.29	)%(2)	(1.10)%		(1.25)%		(1.34)%
Portfolio Turnover of the Portfolio	206%	144%		208%		201%		276%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.13)%.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of its Portfolio's allocated expenses.

(6)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

See notes to financial statements
9

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Multi-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.4% at August 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2008, the Fund had net capital losses of $9,886,793 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund's taxable year ending August 31, 2009.

As of August 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for

10

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended August 31,
	2008	2007
Distributions declared from:
Ordinary income	$13,338,991	$—
Long-term capital gains	$16,746,570	$3,420,791

During the year ended August 31, 2008, accumulated undistributed net investment income was decreased by $779,567 and accumulated net realized loss was decreased by $779,567 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,051,840
Undistributed long-term capital gains	$1,621,514
Net unrealized appreciation	$29,032,085
Post October losses	$(9,886,793)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and passive foreign investment companies.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2008, EVM earned $15,424 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $122,612 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and

11

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

service fees paid or accrued to EVD for the year ended August 31, 2008 amounted to $518,197 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2008, the Fund paid or accrued to EVD $110,247 and $146,953 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $192,000 and $2,462,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2008 amounted to $36,749 and $48,984 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2008, the Fund was informed that EVD received approximately $10,000, $15,000 and $11,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $250,048,045 and $73,979,328, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2008	2007
Sales	20,480,691	2,685,278
Issued to shareholders electing to receive payments of distributions in Fund shares	2,141,801	292,394
Redemptions	(6,704,732)	(1,873,451)
Exchange from Class B shares	104,640	88,382
Net increase	16,022,400	1,192,603
	Year Ended August 31,
Class B	2008	2007
Sales	825,953	261,907
Issued to shareholders electing to receive payments of distributions in Fund shares	162,240	25,701
Redemptions	(263,350)	(340,603)
Exchange to Class A shares	(106,618)	(89,244)
Net increase (decrease)	618,225	(142,239)

12

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended August 31,
Class C	2008	2007
Sales	2,987,368	450,700
Issued to shareholders electing to receive payments of distributions in Fund shares	179,841	16,476
Redemptions	(520,994)	(219,638)
Net increase	2,646,215	247,538

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust
and Shareholders of Eaton Vance
Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2007, and financial highlights for each of the four years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund as of August 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

14

Eaton Vance Multi-Cap Growth Fund as of August 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income – The Fund designates $778,646 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gain Dividends – The Fund designates $16,746,570 as a capital gain dividend.

15

Multi-Cap Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.8%
Security	Shares	Value
Auto Components — 1.3%
Goodyear Tire & Rubber Co.(1)	236,000	$4,627,960
		$4,627,960
Biotechnology — 3.0%
Amgen, Inc.(1)	64,800	$4,072,680
Genzyme Corp.(1)	82,200	6,436,260
		$10,508,940
Capital Markets — 6.4%
Aberdeen Asset Management PLC	357,800	$935,225
Affiliated Managers Group, Inc.(1)(2)	19,168	1,825,177
FCStone Group, Inc.(1)(2)	96,200	2,011,542
Invesco, Ltd.	15,379	394,164
Janus Capital Group, Inc.(2)	7,286	196,503
Macquarie Group, Ltd.(2)	102,800	3,823,080
MF Global, Ltd.(1)(2)	1,768,500	13,033,845
		$22,219,536
Chemicals — 4.7%
Innophos Holdings, Inc.	250,654	$9,397,018
Lubrizol Corp.	64,800	3,433,752
NewMarket Corp.	52,000	3,532,880
		$16,363,650
Commercial Banks — 2.0%
Banco Itau Holding Financiera SA ADR	117,555	$2,233,545
Boston Private Financial Holdings, Inc.(2)	193,071	1,726,055
First Horizon National Corp.(2)	191,300	2,148,299
UCBH Holdings, Inc.(2)	156,700	916,695
		$7,024,594
Commercial Services & Supplies — 1.2%
CoStar Group, Inc.(1)(2)	46,800	$2,471,508
Waste Management, Inc.	49,700	1,748,446
		$4,219,954
Communications Equipment — 5.4%
Research In Motion, Ltd.(1)	93,587	$11,380,179
Riverbed Technology, Inc.(1)	427,500	7,271,775
		$18,651,954

Security	Shares	Value
Computer Peripherals — 1.4%
Apple, Inc.(1)	28,200	$4,780,746
		$4,780,746
Containers & Packaging — 1.0%
Owens-Illinois, Inc.(1)	75,600	$3,371,760
		$3,371,760
Diversified Consumer Services — 2.2%
Apollo Group, Inc., Class A(1)	34,500	$2,196,960
H&R Block, Inc.	206,000	5,261,240
		$7,458,200
Diversified Financial Services — 3.3%
IntercontinentalExchange, Inc.(1)	51,800	$4,559,954
NASDAQ OMX Group, Inc. (The)(1)	208,600	6,819,134
		$11,379,088
Diversified Telecommunication Services — 0.5%
Cbeyond Communications, Inc.(1)(2)	101,600	$1,720,088
		$1,720,088
Electrical Equipment — 6.2%
A-Power Energy Generation Systems, Ltd.(1)	305,184	$6,451,590
Energy Conversion Devices, Inc.(1)(2)	25,000	1,879,250
First Solar, Inc.(1)	5,200	1,438,580
JA Solar Holdings Co., Ltd. ADR(1)(2)	645,800	11,514,614
		$21,284,034
Food Products — 0.9%
Pilgrim's Pride Corp.(2)	230,000	$2,953,200
		$2,953,200
Health Care Equipment & Supplies — 4.3%
American Medical Systems Holdings, Inc.(1)(2)	119,800	$2,132,440
Cooper Cos., Inc. (The)	97,000	3,572,510
Hologic, Inc.(1)	169,000	3,586,180
Masimo Corp.(1)	46,000	1,838,620
Thoratec Corp.(1)	139,000	3,702,960
		$14,832,710

See notes to financial statements
16

Multi-Cap Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 3.2%
DaVita, Inc.(1)	34,500	$1,979,955
Pediatrix Medical Group, Inc.(1)	20,500	1,167,475
UnitedHealth Group, Inc.	194,000	5,907,300
WellCare Health Plans, Inc.(1)	48,600	2,029,536
		$11,084,266
Hotels, Restaurants & Leisure — 1.4%
Scientific Games Corp., Class A(1)(2)	161,500	$4,862,765
		$4,862,765
Insurance — 0.3%
LandAmerica Financial Group	55,000	$942,700
		$942,700
Internet & Catalog Retail — 2.8%
Orbitz Worldwide, Inc.(1)(2)	240,300	$1,482,651
Priceline.com, Inc.(1)(2)	87,500	8,135,750
		$9,618,401
Internet Software & Services — 3.1%
Absolute Software Corp.(1)	208,900	$2,621,475
Equinix, Inc.(1)(2)	36,300	2,922,150
Google, Inc., Class A(1)	11,115	5,149,468
Switch & Data Facilities Co.(1)	9,156	132,579
		$10,825,672
Investment Funds — 0.9%
India Fund, Inc.(2)	86,400	$3,233,088
		$3,233,088
Investment Services — 1.1%
Heckmann Corp.(1)(2)	363,200	$3,693,744
		$3,693,744
IT Services — 1.1%
MasterCard, Inc., Class A	14,900	$3,613,995
		$3,613,995
Machinery — 0.9%
Energy Recovery, Inc.(1)	28,970	$261,020
Titan International, Inc.(2)	108,000	2,887,920
		$3,148,940

Security	Shares	Value
Media — 0.5%
Central European Media Enterprises, Ltd., Class A(1)(2)	20,565	$1,602,219
CTC Media, Inc.(1)	3,643	70,674
		$1,672,893
Metals & Mining — 2.2%
Consolidated Thompson Iron Mines, Ltd.(1)	420,058	$2,401,804
Gammon Gold, Inc.(1)(2)	214,919	1,957,912
Roca Mines, Inc.(1)(2)	147,337	276,643
Thompson Creek Metals Co., Inc.(1)	182,417	2,865,729
Western Copper Corp.(1)	95,000	94,117
		$7,596,205
Multiline Retail — 2.3%
Big Lots, Inc.(1)(2)	129,400	$3,826,358
Dollar Tree, Inc.(1)	108,100	4,146,716
		$7,973,074
Oil, Gas & Consumable Fuels — 11.2%
Alpha Natural Resources, Inc.(1)	99,900	$9,900,090
Gasco Energy, Inc.(1)	335,519	882,415
Goodrich Petroleum Corp.(1)(2)	47,006	2,390,255
Hess Corp.	136,100	14,251,031
Patriot Coal Corp.(1)	86,200	5,168,552
Petrohawk Energy Corp.(1)	172,900	5,984,069
		$38,576,412
Pharmaceuticals — 0.2%
Perrigo Co.	19,600	$685,804
		$685,804
Semiconductors & Semiconductor Equipment — 11.4%
Atheros Communications, Inc.(1)(2)	261,300	$8,520,993
Cypress Semiconductor Corp.(1)(2)	228,700	7,414,454
Nvidia Corp.(1)	273,500	3,457,040
ON Semiconductor Corp.(1)	334,100	3,163,927
Renesola, Ltd.(1)(2)	837,700	7,890,785
Renesola, Ltd. ADR(1)(2)	470,688	8,919,538
		$39,366,737

See notes to financial statements
17

Multi-Cap Growth Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 1.3%
Check Point Software Technologies, Ltd.(1)	139,000	$3,404,110
Nintendo Co., Ltd.	2,300	1,082,743
		$4,486,853
Specialty Retail — 2.9%
Advance Auto Parts, Inc.	78,898	$3,395,770
Coldwater Creek, Inc.(1)	369,600	2,690,688
Pier 1 Imports, Inc.(1)(2)	507,682	2,243,954
TJX Companies, Inc. (The)	42,000	1,522,080
		$9,852,492
Textiles, Apparel & Luxury Goods — 2.3%
Gildan Activewear, Inc.(1)	346,000	$8,086,020
		$8,086,020
Wireless Telecommunication Services — 0.9%
NII Holdings, Inc., Class B(1)	59,000	$3,098,680
		$3,098,680
Total Common Stocks (identified cost $292,370,609)		$323,815,155
Short-Term Investments — 32.1%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 2.87%(3)(4)	86,677	$86,677,330
Investment in Cash Management Portfolio, 2.29%(3)	24,364	24,364,179
Total Short-Term Investments (identified cost $111,041,509)		$111,041,509
Total Investments — 125.9% (identified cost $403,412,118)		$434,856,664
Other Assets, Less Liabilities — (25.9)%		$(89,591,923)
Net Assets — 100.0%		$345,264,741

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at August 31, 2008.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2008.

(4)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements
18

Multi-Cap Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Unaffiliated investments, at value including $82,147,383 of securities on loan (identified cost, $292,370,609)	$323,815,155
Affiliated investments, at value (identified cost, $111,041,509)	111,041,509
Receivable for investments sold	2,263,342
Dividends receivable	39,625
Interest receivable from affiliated investment	59,569
Securities lending income receivable	252,559
Total assets	$437,471,759
Liabilities
Collateral for securities loaned	$86,677,330
Payable for investments purchased	5,263,174
Payable to affiliate for investment adviser fee	160,948
Accrued expenses	105,566
Total liabilities	$92,207,018
Net Assets applicable to investors' interest in Portfolio	$345,264,741
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$313,820,195
Net unrealized appreciation (computed on the basis of identified cost)	31,444,546
Total	$345,264,741

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends (net of foreign taxes, $53,467)	$1,870,397
Securities lending income, net	1,060,716
Interest income allocated from affiliated investment	698,484
Expenses allocated from affiliated investment	(88,367)
Total investment income	$3,541,230
Expenses
Investment adviser fee	$1,416,650
Trustees' fees and expenses	11,000
Custodian fee	137,269
Legal and accounting services	43,847
Miscellaneous	9,530
Total expenses	$1,618,296
Net investment income	$1,922,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(9,470,799)
Foreign currency transactions	(11,292)
Net realized loss	$(9,482,091)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,528,585)
Foreign currency	(2,190)
Net change in unrealized appreciation (depreciation)	$(2,530,775)
Net realized and unrealized loss	$(12,012,866)
Net decrease in net assets from operations	$(10,089,932)

See notes to financial statements
19

Multi-Cap Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations —
Net investment income	$1,922,934	$1,412,410
Net realized gain (loss) from investment and foreign currency transactions	(9,482,091)	29,445,770
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(2,530,775)	14,968,404
Net increase (decrease) in net assets from operations	$(10,089,932)	$45,826,584
Capital transactions —
Contributions	$252,884,501	$33,999,172
Withdrawals	(75,593,373)	(24,177,191)
Net increase in net assets from capital transactions	$177,291,128	$9,821,981
Net increase in net assets	$167,201,196	$55,648,565
Net Assets
At beginning of year	$178,063,545	$122,414,980
At end of year	$345,264,741	$178,063,545

See notes to financial statements
20

Multi-Cap Growth Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2008	2007		2006		2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.70%	0.74%		0.75	%(1)	0.75	%(1)	0.74%
Net investment income (loss)	0.79%	0.95	%(2)	0.15%		0.02%		(0.09)%
Portfolio Turnover	206%	144%		208%		201%		276%
Total Return	2.84%	37.91%		8.06%		23.55%		(3.47)%
Net assets, end of year (000's omitted)	$345,265	$178,064		$122,415		$122,884		$113,089

(1)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(2)  Includes special dividends equal to 0.88% of average daily net assets.

See notes to financial statements
21

Multi-Cap Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Multi-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2008, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 99.4% and 0.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

22

Multi-Cap Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to and including $300 million and 0.50% of the Portfolio's average daily net assets over $300 million, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended August 31, 2008, the Portfolio's adviser fee totaled $1,501,629 of which $84,979 was allocated from Cash Management and $1,416,650 was paid or accrued directly by the Portfolio. For the year ended August 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.619% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $663,230,459 and $476,132,847, respectively, for the year ended August 31, 2008.

23

Multi-Cap Growth Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$405,672,268
Gross unrealized appreciation	$40,627,559
Gross unrealized depreciation	(11,443,163)
Net unrealized appreciation	$29,184,396

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2008.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $1,098,697 for the year ended August 31, 2008. At August 31, 2008, the value of the securities loaned and the value of the collateral amounted to $82,147,383 and $86,677,330, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

Multi-Cap Growth Portfolio as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of August 31, 2008, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets for the year ended August 31, 2007, and supplementary data for each of the four years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Portfolio as of August 31, 2008, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

25

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

26

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Multi-Cap Growth Portfolio (formerly Growth Portfolio) (the "Portfolio"), the portfolio in which the Eaton Vance Multi-Cap Growth Fund (formerly Eaton Vance Growth Fund) (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

27

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC, and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006), and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

29

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

30

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Investment Adviser of Multi-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Multi-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Multi-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

444-10/08  GFSRC

Annual Report August 31, 2008

EATON VANCE WORLDWIDE HEALTH
SCIENCES

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

OrbiMed Advisors, LLC

Samuel D. Isaly

Lead Portfolio Manager

Sven H. Borho, CFA

Geoffrey C. Hsu, CFA

Richard D. Klemm, Ph.D., CFA

Trevor M. Polischuk, Ph.D.

Economic and Market Conditions

•    Broad equity markets declined during the year ended August 31, 2008 — a period of significant market volatility around the world. Troubles with subprime mortgages in the U.S., as well as record high oil prices, led to a downturn in the U.S. housing market and contributed to a global credit crunch and economic slowdown. Most of the world was affected by the U.S. subprime mortgage-led credit crisis, as the cost of capital increased around the globe and investors fled riskier assets. Global stock markets generally rebounded from an August 2007 sell-off to reach new highs in October 2007, only to turn more volatile, with large swings from January through March 2008. April and May 2008 saw a strong rally, but the surge lost steam in the summer of 2008 on renewed concerns of inflation and another downturn in the U.S. financial sector.

•    The Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index (the “MSCI World Pharma Index”) had modest negative returns for the year ended August 31, 2008, with its weighting in biotechnology stocks contributing the bulk of performance. The MSCI World Pharma Index’s performance was restrained by its heavy weighting in pharmaceutical stocks, which posted negative returns for the year. The S&P 500 Index’s sector performance varied widely during the year ended August 31, 2008, with the consumer staples, energy, materials and utilities sectors registering positive returns. Biotechnology was among the S&P 500 Index’s leading industries for the year.

Management Discussion

•    Despite a treacherous first-half market environment, especially for small-capitalization companies, the Fund(1) outperformed both the MSCI World Pharma Index and the S&P 500 Index for the year ended August 31, 2008, primarily because of strong returns in the biotechnology sector. The Fund’s returns were dampened somewhat by holdings in life sciences tools and equipment, as well as the poor performance of large pharmaceuticals during the period, although this underperformance was offset by the Fund’s underweighting versus the benchmark.

•    A key reason for the Fund’s relative outperformance was the increase of merger and acquisition activity in the biotech sector during the second half of the year. Management’s selection strategy proved beneficial, as the surge in acquisitions in the latter months of the year, coupled with high premiums for the acquired companies, contributed significantly to Fund performance. Management expects continued strong demand from “big pharma” companies, as they look to smaller biotechs to offset their generally low research and development productivity and pipeline

Eaton Vance Worldwide Health Sciences Fund

Total Return Performance 8/31/07 — 8/31/08

Class A(2)	6.86%
Class B(2)	6.03
Class C(2)	6.12
Class R(2)	6.62
S&P 500 Index(3)	-11.13
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index(3)	-1.37
Lipper Global Health/Biotechnology Funds Average(3)	-2.76

See page 3 for more performance information.

(1)          The Fund currently invests in a separate registered investment company, Worldwide Health Sciences Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)          These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

(3)          It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

gaps. The Fund has investments in such companies that management feels have the potential to be acquisition candidates. Merger and acquisition activity also became an important theme in the medical device sector, as a flurry of deals occurred among device manufacturers during the year.

•    Towards the end of the year ended August 31, 2008, management took advantage of the oversold market conditions to seek to add exposure to a selection of “fallen angels”: development stage companies with promising lead compounds that had fallen 50% or more from their highs.

Investment Philosophy

•    In selecting stocks, OrbiMed Advisors LLC, the Fund’s investment adviser, has discerned an “Investable Universe” of about 50 companies, from a broad range of market capitalizations, including small-cap, with the potential to outperform the market. Some of the characteristics of these companies may include: being reasonably priced in relation to their fundamental value; the potential to grow in value over time; the potential to increase market share (for larger companies); and the potential for research and development (for smaller companies).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of common stocks trading in the U.S., and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C	Class R

Average Annual Total Returns (at net asset value)
One Year	6.86%	6.03%	6.12%	6.62%
Five Years	6.72	5.92	5.95	N.A.
Ten Years	14.34	13.49	13.50	N.A.
Life of Fund†	14.39	10.96	10.87	5.98

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.71%	1.47%	5.21%	6.62%
Five Years	5.47	5.60	5.95	N.A.
Ten Years	13.66	13.49	13.50	N.A.
Life of Fund†	14.09	10.96	10.87	5.98

† Inception Dates – Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

(1)          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Total Annual Operating Expenses(2)	Class A	Class B	Class C	Class R
Expense Ratio	1.32%	2.07%	2.07%	1.57%

(2) From the Fund’s prospectus dated 1/1/08.

* Source: Lipper, Inc. Class A of the Fund commenced investment operations on 7/26/85.

A $10,000 hypothetical investment at net asset value in Class B shares on 8/31/98, Class C shares on 8/31/98 and Class R shares on 9/8/03 would have been valued at $35,494, $35,506 and $13,358, respectively, on 8/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

PORTFOLIO INFORMATION

Regional Distribution(1)

By net assets

Market Capitalization Distribution(1)

By net assets

(1) As a percentage of the Portfolio’s net assets as of 8/31/08.

Top Ten Holdings(2)
By net assets

ImClone Systems, Inc.	6.6%
Genentech, Inc.	6.5
Genzyme Corp.	5.5
Gen-Probe, Inc.	4.4
Abbott Laboratories	4.2
Novartis AG	4.1
Covidien, Ltd.	4.1
Pfizer, Inc.	4.0
Baxter International, Inc.	3.9
Amgen, Inc.	3.7

(2) Top Ten Holdings represented 47.0% of the Portfolio’s net assets as of 8/31/08. Excludes cash equivalents.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 – August 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value (3/1/08)	Ending Account Value (8/31/08)	Expenses Paid During Period* (3/1/08 – 8/31/08)
Actual
Class A	$1,000.00	$1,158.30	$8.95
Class B	$1,000.00	$1,153.60	$13.10
Class C	$1,000.00	$1,154.60	$13.05
Class R	$1,000.00	$1,156.60	$10.19
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.36
Class B	$1,000.00	$1,013.00	$12.25
Class C	$1,000.00	$1,013.00	$12.19
Class R	$1,000.00	$1,015.70	$9.53

* Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.42% for Class B shares, 2.41% for Class C shares and 1.88% for Class R shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,390,501,099)	$1,664,556,160
Receivable for Fund shares sold	1,923,812
Total assets	$1,666,479,972
Liabilities
Payable for Fund shares redeemed	$2,508,449
Payable to affiliate for distribution and service fees	753,510
Payable to affiliate for management fee	322,918
Accrued expenses	584,866
Total liabilities	$4,169,743
Net Assets	$1,662,310,229
Sources of Net Assets
Paid-in capital	$1,206,442,255
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	179,850,101
Accumulated undistributed net investment income	1,962,812
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	274,055,061
Total	$1,662,310,229
Class A Shares
Net Assets	$1,031,341,877
Shares Outstanding	94,598,621
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.90
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.90)	$11.56
Class B Shares
Net Assets	$321,887,657
Shares Outstanding	28,378,005
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.34
Class C Shares
Net Assets	$298,694,829
Shares Outstanding	26,324,481
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.35
Class R Shares
Net Assets	$10,385,866
Shares Outstanding	918,750
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,147,526)	$17,502,943
Interest allocated from Portfolio	2,485,556
Miscellaneous income	14,003
Expenses allocated from Portfolio	(13,504,368)
Net investment income from Portfolio	$6,498,134
Expenses
Management fee	$3,816,186
Trustees' fees and expenses	2,027
Distribution and service fees Class A	2,447,674
Class B	3,655,791
Class C	3,053,257
Class R	41,986
Transfer and dividend disbursing agent fees	3,035,375
Printing and postage	433,318
Registration fees	72,593
Legal and accounting services	54,384
Custodian fee	42,365
Miscellaneous	33,546
Total expenses	$16,688,502
Net investment loss	$(10,190,368)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$221,980,282
Foreign currency transactions	(2,046,620)
Net realized gain	$219,933,662
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(114,594,499)
Foreign currency	123,840
Net change in unrealized appreciation (depreciation)	$(114,470,659)
Net realized and unrealized gain	$105,463,003
Net increase in net assets from operations	$95,272,635

See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment loss	$(10,190,368)	$(15,157,245)
Net realized gain from investment and foreign currency transactions	219,933,662	259,516,777
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(114,470,659)	(89,244,447)
Net increase in net assets from operations	$95,272,635	$155,115,085
Distributions to shareholders — From net realized gain Class A	$(153,030,055)	$(18,087,065)
Class B	(57,694,384)	(7,280,533)
Class C	(46,661,929)	(5,639,354)
Class R	(1,188,809)	(81,556)
Total distributions to shareholders	$(258,575,177)	$(31,088,508)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$134,532,034	$99,875,042
Class B	12,201,887	7,947,778
Class C	25,365,306	22,600,984
Class R	4,647,811	3,675,392
Net asset value of shares issued to shareholders in payment of distributions declared Class A	135,768,436	15,983,396
Class B	47,376,523	5,961,918
Class C	33,049,869	3,969,511
Class R	1,027,286	68,065
Cost of shares redeemed Class A	(237,089,995)	(417,770,456)
Class B	(96,209,511)	(157,439,932)
Class C	(68,873,877)	(132,545,431)
Class R	(1,965,782)	(2,530,591)
Net asset value of shares exchanged Class A	29,823,192	9,541,111
Class B	(29,823,192)	(9,541,111)
Redemption fees	9,080	14,640
Net decrease in net assets from Fund share transactions	$(10,160,933)	$(550,189,684)
Net decrease in net assets	$(173,463,475)	$(426,163,107)
Net Assets
At beginning of year	$1,835,773,704	$2,261,936,811
At end of year	$1,662,310,229	$1,835,773,704
Accumulated undistributed net investment income included in net assets
At end of year	$1,962,812	$2,017,006

See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2008(1)		2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$11.950		$11.230		$10.870		$9.880		$9.360
Income (loss) from operations
Net investment loss	$(0.033)		$(0.049)		$(0.075)		$(0.071)		$(0.109)
Net realized and unrealized gain	0.783		0.940		0.435		1.061		0.629
Total income from operations	$0.750		$0.891		$0.360		$0.990		$0.520
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—
Redemption fees	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000 (2)
Net asset value — End of year	$10.900		$11.950		$11.230		$10.870		$9.880
Total Return(3)	6.86%		8.00%		3.31%		10.02%		5.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,031,342		$1,058,768		$1,277,200		$1,387,658		$1,226,740
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.52	%(5)	1.32	%(5)	1.49	%(5)	1.56	%(5)	1.80%
Expenses after custodian fee reduction(4)	1.52	%(5)	1.32	%(5)	1.49	%(5)	1.56	%(5)	1.79%
Net investment loss	(0.31)%		(0.42)%		(0.68)%		(0.70)%		(1.08)%
Portfolio Turnover of the Portfolio	69%		46%		14%		13%		13%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2008(1)		2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$12.450		$11.780		$11.480		$10.520		$10.040
Income (loss) from operations
Net investment loss	$(0.118)		$(0.142)		$(0.168)		$(0.157)		$(0.197)
Net realized and unrealized gain	0.808		0.983		0.468		1.117		0.677
Total income from operations	$0.690		$0.841		$0.300		$0.960		$0.480
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—
Redemption fees	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000 (2)
Net asset value — End of year	$11.340		$12.450		$11.780		$11.480		$10.520
Total Return(3)	6.03%		7.20%		2.61%		9.12%		4.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$321,888		$429,929		$554,897		$678,958		$756,367
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.27	%(5)	2.07	%(5)	2.24	%(5)	2.31	%(5)	2.55%
Expenses after custodian fee reduction(4)	2.27	%(5)	2.07	%(5)	2.24	%(5)	2.31	%(5)	2.54%
Net investment loss	(1.06)%		(1.17)%		(1.43)%		(1.46)%		(1.84)%
Portfolio Turnover of the Portfolio	69%		46%		14%		13%		13%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2008(1)		2007(1)		2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$12.450		$11.780		$11.480		$10.520		$10.040
Income (loss) from operations
Net investment loss	$(0.118)		$(0.142)		$(0.167)		$(0.157)		$(0.197)
Net realized and unrealized gain	0.818		0.983		0.467		1.117		0.677
Total income from operations	$0.700		$0.841		$0.300		$0.960		$0.480
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—
Redemption fees	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000 (2)
Net asset value — End of year	$11.350		$12.450		$11.780		$11.480		$10.520
Total Return(3)	6.12%		7.20%		2.61%		9.20%		4.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$298,695		$339,812		$424,176		$484,652		$499,058
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.27	%(5)	2.07	%(5)	2.24	%(5)	2.31	%(5)	2.55%
Expenses after custodian fee reduction(4)	2.27	%(5)	2.07	%(5)	2.24	%(5)	2.31	%(5)	2.54%
Net investment loss	(1.06)%		(1.17)%		(1.43)%		(1.46)%		(1.83)%
Portfolio Turnover of the Portfolio	69%		46%		14%		13%		13%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended August 31,								Period Ended
	2008(1)		2007(1)		2006(1)		2005(1)		August 31, 2004(1)(2)
Net asset value — Beginning of period	$12.350		$11.630		$11.280		$10.280		$10.000
Income (loss) from operations
Net investment loss	$(0.061)		$(0.082)		$(0.106)		$(0.096)		$(0.133)
Net realized and unrealized gain	0.811		0.973		0.456		1.096		0.412
Total income from operations	$0.750		$0.891		$0.350		$1.000		$0.279
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—
Redemption fees	$0.000	(3)	$0.000	(3)	$—		$0.000	(3)	$0.001
Net asset value — End of period	$11.300		$12.350		$11.630		$11.280		$10.280
Total Return(4)	6.62%		7.73%		3.10%		9.73%		2.80	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,386		$7,265		$5,664		$3,101		$1,594
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.77	%(6)	1.57	%(6)	1.74	%(6)	1.81	%(6)	2.05	%(7)
Expenses after custodian fee reduction(5)	1.77	%(6)	1.57	%(6)	1.74	%(6)	1.81	%(6)	2.04	%(7)
Net investment loss	(0.55)%		(0.68)%		(0.92)%		(0.91)%		(1.29	)%(7)
Portfolio Turnover of the Portfolio	69%		46%		14%		13%		13	%(8)

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  For the period from the commencement of operations, September 8, 2003, to August 31, 2004.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

(7)  Annualized.

(8)  For the Portfolio's fiscal year ended August 31, 2004.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex–dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended August 31,
	2008	2007
Distributions declared from:
Long-term capital gains:	$258,575,177	$31,088,508

During the year ended August 31, 2008, paid-in capital was decreased by $289,222, accumulated net investment loss was decreased by $10,136,174 and accumulated undistributed net realized gain was decreased by $9,846,952 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,917,131
Undistributed long-term capital gains	$178,814,957
Net unrealized appreciation	$274,135,886

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. Pursuant to the management fee agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion, 0.20% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended August 31, 2008, the management fee was equivalent to 0.23% of the Fund's average daily net assets and amounted to $3,816,186. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2008, EVM earned $163,892 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $81,990 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2008. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2008 amounted to $2,447,674 for Class A shares.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2008, the Fund paid or accrued to EVD $2,741,843 and $2,289,943 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $11,103,000 and $55,601,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the year ended August 31, 2008, the Fund paid or accrued to EVD $20,993, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2008 amounted to $913,948, $763,314 and $20,993 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2008, the Fund was informed that EVD received approximately $4,000, $635,000 and $15,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $175,723,099 and $464,842,225, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2008	2007
Sales	12,708,619	8,601,138
Issued to shareholders electing to receive payments of distributions in Fund shares	12,942,653	1,403,283
Redemptions	(22,586,358)	(35,977,862)
Exchange from Class B shares	2,933,175	817,325
Net increase (decrease)	5,998,089	(25,156,116)

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended August 31,
Class B	2008	2007
Sales	1,105,513	654,380
Issued to shareholders electing to receive payments of distributions in Fund shares	4,318,735	500,161
Redemptions	(8,771,964)	(12,956,482)
Exchange to Class A shares	(2,813,467)	(781,900)
Net decrease	(6,161,183)	(12,583,841)
	Year Ended August 31,
Class C	2008	2007
Sales	2,286,873	1,858,887
Issued to shareholders electing to receive payments of distributions in Fund shares	3,012,750	332,734
Redemptions	(6,266,992)	(10,911,887)
Net decrease	(967,369)	(8,720,266)
	Year Ended August 31,
Class R	2008	2007
Sales	420,484	304,705
Issued to shareholders electing to receive payments of distributions in Fund shares	94,333	5,773
Redemptions	(184,176)	(209,402)
Net increase	330,641	101,076

For the years ended August 31, 2008 and August 31, 2007, the Fund received $9,080 and $14,640, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principals generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2007, and financial highlights for each of the four years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Capital Gain Dividends. The Fund designates $258,575,177 as a capital gain dividend.

Worldwide Health Sciences Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.24%

Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 7.28%(1)
Merck KGaA Co.	454,600	$52,275,040	3.14%
Novartis AG	1,234,400	68,941,918	4.14%
		$121,216,958	7.28%
Major Capitalization-Far East — 3.40%(1)
Shionogi & Co., Ltd.	2,500,000	$56,515,556	3.40%
		$56,515,556	3.40%
Major Capitalization-North America — 51.80%(1)
Abbott Laboratories	1,213,000	$69,662,590	4.18%
Amgen, Inc.(2)	980,000	61,593,000	3.70%
Baxter International, Inc.	950,000	64,372,000	3.87%
Biogen Idec, Inc.(2)	980,000	49,911,400	3.00%
Bristol-Myers Squibb Co.	2,750,000	58,685,000	3.52%
Covidien, Ltd.	1,250,000	67,587,500	4.06%
Genentech, Inc.(2)	1,100,000	108,625,000	6.53%
Genzyme Corp.(2)	1,175,000	92,002,500	5.53%
Gilead Sciences, Inc.(2)	900,000	47,412,000	2.85%
ImClone Systems, Inc.(2)	1,695,000	109,158,000	6.55%
Pfizer, Inc.	3,500,000	66,885,000	4.02%
Schering-Plough Corp.	1,750,000	33,950,000	2.04%
Shire, Ltd. ADR	611,100	32,437,188	1.95%
		$862,281,178	51.80%
Small & Mid Capitalization-Far East — 2.05%(1)
Nichi-Iko Pharmaceutical Co., Ltd.	440,000	$11,937,983	0.72%
Sawai Pharmaceutical Co., Ltd.	260,000	11,504,257	0.69%
Towa Pharmaceutical Co., Ltd.	280,000	10,714,139	0.64%
		$34,156,379	2.05%
Small & Mid Capitalization-North America — 27.71%(1)
Alexion Pharmaceuticals, Inc.(2)	73,100	$3,295,348	0.20%
Align Technology, Inc.(2)	2,020,000	26,340,800	1.58%
BioMarin Pharmaceutical, Inc.(2)	1,200,000	36,168,000	2.17%
Cubist Pharmaceuticals, Inc.(2)	710,000	15,641,300	0.94%
Exelixis, Inc.(2)	2,652,400	15,092,156	0.91%
Genomic Health, Inc.(2)	941,000	21,031,350	1.26%
Gen-Probe, Inc.(2)	1,215,200	72,608,200	4.36%
InterMune, Inc.(2)	1,308,300	24,818,451	1.49%
Masimo Corp.(2)	825,000	32,975,250	1.98%

Security	Shares	Value	Percentage of Net Assets
Small & Mid Capitalization-North America (continued)
Mylan Laboratories, Inc.(2)	600,100	$7,735,289	0.46%
NPS Pharmaceuticals, Inc.(2)	3,149,500	25,510,950	1.53%
Onyx Pharmaceuticals, Inc.(2)	1,351,200	55,223,544	3.32%
OSI Pharmaceuticals, Inc.(2)	476,500	24,063,250	1.45%
Par Pharmaceutical Cos., Inc.(2)	877,200	12,491,328	0.75%
Pharmacopeia, Inc.(2)	583,000	1,224,300	0.07%
United Therapeutics Corp.(2)	350,800	37,230,404	2.24%
Vertex Pharmaceuticals, Inc.(2)	1,850,000	49,691,000	2.99%
		$461,140,920	27.71%
Total Common Stocks (identified cost $1,261,401,649)		$1,535,310,991

Call Options — 0.00%

Description	Number of Contracts	Strike Price	Expiration Date	Value	Percentage of Net Assets
Small & Mid Capitalization-North America — 0.00%(1)
Orchid Cellmark, Inc.(2)(3)	1,600	$21.7	7/24/2011	$48	0.00%
Orchid Cellmark, Inc.(2)(3)	649	23.5	7/24/2011	13	0.00%
Orchid Cellmark, Inc.(2)(3)	649	8.05	9/29/2011	208	0.00%
Total Call Options (identified cost $0)				$269

Short-Term Investments — 5.28%

Description	Interest (000's omitted)	Value	Percentage of Net Assets
Investment in Cash Management Portfolio, 2.29%(4)	$87,903	$87,903,033	5.28%
Total Short-Term Investments (identified cost $87,903,033)		$87,903,033
Total Investments (identified cost $1,349,304,682)		$1,623,214,293	97.52%
Other Assets, Less Liabilities		$41,342,172	2.48%
Net Assets		$1,664,556,465	100.00%

See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

ADR - American Depository Receipt

(1)  Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2008.

See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,261,401,649)	$1,535,311,260
Affiliated investment, at value (identified cost, $87,903,033)	87,903,033
Receivable for investments sold	38,808,863
Dividends and interest receivable	1,120,001
Interest receivable from affiliated investment	84,093
Tax reclaims receivable	3,338,268
Total assets	$1,666,565,518
Liabilities
Payable to affiliate for investment adviser fee	$1,394,436
Payable to affiliate for administration fee	287,808
Accrued expenses	326,809
Total liabilities	$2,009,053
Net Assets applicable to investors' interest in Portfolio	$1,664,556,465
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,390,434,349
Net unrealized appreciation (computed on the basis of identified cost)	274,122,116
Total	$1,664,556,465

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends (net of foreign taxes, $1,147,526)	$17,502,946
Interest	5,923
Interest income allocated from affiliated investment	2,479,634
Expenses allocated from affiliated investment	(308,008)
Total investment income	$19,680,495
Expenses
Investment adviser fee	$9,056,399
Administration fee	3,409,559
Trustees' fees and expenses	35,350
Custodian fee	545,047
Legal and accounting services	85,846
Miscellaneous	66,891
Total expenses	$13,199,092
Deduct — Reduction of investment adviser fee	$2,730
Total expense reductions	$2,730
Net expenses	$13,196,362
Net investment income	$6,484,133
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$221,980,320
Foreign currency transactions	(2,046,622)
Net realized gain	$219,933,698
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(114,594,516)
Foreign currency	123,841
Net change in unrealized appreciation (depreciation)	$(114,470,675)
Net realized and unrealized gain	$105,463,023
Net increase in net assets from operations	$111,947,156

See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income	$6,484,133	$5,681,996
Net realized gain from investment and foreign currency transactions	219,933,698	259,516,813
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(114,470,675)	(89,244,462)
Net increase in net assets from operations	$111,947,156	$175,954,347
Capital transactions — Contributions	$175,723,099	$134,774,432
Withdrawals	(464,842,225)	(737,551,723)
Net decrease in net assets from capital transactions	$(289,119,126)	$(602,777,291)
Net decrease in net assets	$(177,171,970)	$(426,822,944)
Net Assets
At beginning of year	$1,841,728,435	$2,268,551,379
At end of year	$1,664,556,465	$1,841,728,435

See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2008		2007		2006		2005		2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.81	%(1)	0.62	%(1)	0.81	%(1)	0.82	%(1)	1.08%
Expenses after custodian fee reduction	0.81	%(1)	0.62	%(1)	0.81	%(1)	0.82	%(1)	1.07%
Net investment income (loss)	0.39%		0.28%		(0.01)%		0.03%		(0.37)%
Portfolio Turnover	69%		46%		14%		13%		13%
Total Return	7.62%		8.76%		4.03%		10.85%		6.33%
Net assets, end of year (000's omitted)	$1,664,556		$1,841,728		$2,268,551		$2,563,397		$2,505,400

(1)  The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2008, Eaton Vance Worldwide Health Sciences Fund (the Fund) held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

Worldwide Health Sciences Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and OrbiMed, the fee is computed at an annual rate of 1.00% of the Portfolio's first $30 million in average daily net assets, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward

Worldwide Health Sciences Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's 500 Index over a 36-month performance period. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended August 31, 2008, the Portfolio's adviser fee totaled $9,352,366 of which $295,967 was allocated from Cash Management and $9,056,399 was paid or accrued directly by the Portfolio. For the year ended August 31, 2008, the investment adviser fee, net of a downward performance adjustment of $2,228,166, and including the portion allocated from Cash Management, was equivalent to 0.56% of the Portfolio's average daily net assets.

OrbiMed has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2008, OrbiMed waived $2,730 of its adviser fee.

The administration fee is earned by EVM as compensation for administrative services rendered to the Portfolio. Pursuant to the administration agreement and subsequent fee reduction agreement between the Portfolio and EVM, the fee is computed at an annual rate of 0.225% of the Portfolio's average daily net assets up to $500 million, 0.208% from $500 million up to $1 billion, 0.192% from $1 billion up to $1.5 billion, 0.175% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2008, the administration fee was equivalent to 0.21% of the Portfolio's average daily net assets and amounted to $3,409,559.

Except for Trustees of the Portfolio who are not members of OrbiMed's or EVM's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,116,675,920 and $1,463,483,525, respectively, for the year ended August 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,349,223,857
Gross unrealized appreciation	$394,619,949
Gross unrealized depreciation	(120,629,513)
Net unrealized appreciation	$273,990,436

The net unrealized appreciation on foreign currency transactions at August 31, 2008 on a federal income tax basis was $212,505.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in

Worldwide Health Sciences Portfolio as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Concentration of Portfolio Credit Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio's shares can also be impacted by regulatory activities that affect health sciences companies.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Worldwide Health Sciences Portfolio as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the "Portfolio"), including the portfolio of investments, as of August 31, 2008, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets for the year ended August 31, 2007, and supplementary data for each of the four years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2008, the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2008

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Worldwide Health Sciences Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the "Fund") invests, with OrbiMed Advisors, LLC (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund's performance relative to its peers was affected by the Adviser's focus on pharmaceutical and biotechnology companies, which have in recent periods underperformed other types of health sciences companies. The Board concluded that it would be appropriate to allow additional time to evaluate the effectiveness of this investment focus in generating satisfactory long-term performance results.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund and Portfolio on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "OrbiMed" refers to OrbiMed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee of the Trust and Portfolio and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly(2) 3/12/45	President of the Portfolio	Since 2002	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(3)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

(3)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

426-10/08  HSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Asian Small Companies Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 7 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended August 31, 2007 and August 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods. For certain series PricewaterhouseCoopers (“PwC”) was the principal accountant for the fiscal year ended 2007.  During the fiscal year ended 2008, PricewaterhouseCoopers was replaced by Deloitte & Touche LLP (“D&T”).

Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/07	8/31/08

Audit Fees	$11,470	$13,395

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,977	$6,190

All Other Fees(3)	$0	$0

Total	$17,447	$19,585

Eaton Vance Global Growth Fund

Fiscal Years Ended	8/31/07	8/31/08

Audit Fees	$29,391	$22,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$4,900	$10,130

All Other Fees(3)	$0	$0

Total	$34,291	$32,130

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/07	8/31/08

Audit Fees	$13,880	$15,885

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,977	$6,190

All Other Fees(3)	$0	$0

Total	$19,857	$22,075

Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/07	8/31/08

Audit Fees	$29,042	$24,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$4,600	$10,130

All Other Fees(3)	$0	$0

Total	$33,642	$34,130

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/07	8/31/08

Audit Fees	$29,855	$25,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,300	$10,130

All Other Fees(3)	$0	$0

Total	$35,155	$35,130

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series. During the fiscal year ended 2008, PwC was replaced by D&T.

Fiscal Years	9/30/06		8/31/07		9/30/07		8/31/08
Ended	PwC	D&T	PwC	D&T	PwC	D&T	PwC	D&T

Audit Fees	$0	$43,070	$88,288	$25,350	$0	$21,790	0	$100,280

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	0	$19,290	14,800	11,954	0	13,082	0	$42,770

All Other Fees(3)	0	0	0	0	0	0	0	0

Total	$0	$62,360	$103,088	$37,304	$0	$34,872	$0	$143,050

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

For the fiscal years ended August 31, 2007 and August 31, 2008, the Fund was billed $35,000 and $40,000 by PwC and D&T, respectively, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended August 31, 2007 and the fiscal year ended August 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the last 2 fiscal years of the Portfolio. During the fiscal years ended 2008, for certain series PwC was replaced by D&T.

Fiscal Years	9/30/06		8/31/07		9/30/07		8/31/08
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$0	$19,290	$14,800	$11,954	$0	$13,082	$0	$44,480

Eaton Vance(2)	$68,486	$72,100	$60,399	$190,525	$60,399	$289,446	$125,781	$419,722

(1)         Includes all of the Series of the Trust.

(2)         During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	October 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 9, 2008

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	October 9, 2008